Exhibit 10.16(c)
EXHIBIT A-1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Commitments

Name of Lender	Commitment
JPMorgan Chase Bank, National Association	$62,250,000
Bank of America, N.A.	$62,250,000
Bank of Montreal	$54,000,000
The Royal Bank of Scotland plc	$54,000,000
Wells Fargo Bank, National Association	$54,000,000
BNP Paribas	$54,000,000
Fortis Capital Corp.	$50,000,000
Calyon New York Branch	$50,000,000
PNC Bank, National Association	$35,000,000
UBS Loan Finance LLC	$35,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$32,500,000
Regions Bank	$30,000,000
The Northern Trust Company	$27,500,000
Allied Irish Bank, PLC	$25,000,000
Abu Dhabi International Bank Inc.	$25,000,000
Amegy Bank National Association	$25,000,000
Arab Banking Corporation	$20,000,000
Bank of Texas, N.A.	$20,000,000
The Bank of New York	$20,000,000

Name of Lender	Commitment
Capital One, N.A.	$20,000,000
Wood Forest National Bank	$20,000,000
Standard Chartered Bank	$20,000,000
Compass Bank	$20,000,000
TOTAL	$850,000,000

2

EXHIBIT A-2
TO
AMENDED AND RESTATED CREDIT AGREEMENT
Issuing Banks
JPMorgan Chase Bank, National Association
Bank of America, N.A.
Bank of Montreal
Wells Fargo Bank, National Association
BNP Paribas
The Royal Bank of Scotland plc
Calyon New York Branch
Fortis Capital Corp.
PNC Bank National Association
Abu Dhabi International Bank Inc.
Standard Chartered Bank

EXHIBIT A-3
TO
AMENDED AND RESTATED CREDIT AGREEMENT
Mandatory Cost
1.
The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Associated Costs Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Associated Costs Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.
The Associated Costs Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Associated Costs Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:
(a)	in relation to a Loan in Pounds Sterling:
AB + C(B - D) + E x 0.01	per cent. per annum
100 - (A + C)
(b)	in relation to a Loan in any currency other than Pounds Sterling:
E x 0.01	per cent. per annum
300
Where:
A
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B
is the percentage rate of interest (excluding the Applicable Eurodollar Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in Section 2.13(c) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E
is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:
(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)
“Facility Office” means the office or offices notified by a Lender to the Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

(c)
“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)
“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(e)
“Participating Member State” means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.

(f)	“Reference Banks” means, in relation to Mandatory Cost, the principal London offices of JPMorgan Chase Bank, National Association

(g)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

(h)	“Unpaid Sum” means any sum due and payable but unpaid by the relevant Borrower under the Loan Documents.

5

6.
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.
If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.
Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Associated Costs Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(i)	the jurisdiction of its Facility Office; and

(j)	any other information that the Administrative Agent may reasonably require for such purpose.
Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.
9.
The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10.
The Administrative Agent shall have no liability to any person if such determination results in an Associated Costs Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.
The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Associated Costs Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

6

12.
Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Associated Costs Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

The Administrative Agent may from time to time, after consultation with the relevant Borrower and the relevant Lenders, determine and notify to all parties hereto any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

7

EXHIBIT B
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Borrowing/Election Notice
TO:	JPMorgan Chase Bank, National Association, as contractual representative (the “Administrative Agent”) under that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The undersigned Borrower hereby gives to the Administrative Agent [and the Swing Line Bank] a [Borrowing/Election Notice pursuant to Section 2.2] [a Borrowing/Election Notice pursuant to Section 2.7] [Borrowing/Election Notice pursuant to Section 2.9(D)] of the Credit Agreement, and such Borrower hereby requests to [borrow] [convert] [continue] on                                ,            (the “Borrowing Date”) from the Lenders on a pro rata basis an aggregate principal amount of:
(a)	[US $_______________] in Revolving Loans as a
☐	Floating Rate Advance

☐	Eurodollar Rate Advance
•	Applicable Interest Period of _____ month(s).
(b)	$ ___________________ in Swing Line Loans as a Floating Rate Advance.
The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Borrowing Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Borrowing Date or will result from the making of the proposed Advance; and (iii) the conditions set forth in Sections 5.2 and 5.3, as applicable, of the Credit Agreement have been satisfied.

Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Borrowing/Election Notice.
Dated  ____________ ____,

[CHICAGO BRIDGE & IRON COMPANY N.V.] [SUBSIDIARY BORROWER]
By:
Name:
Title:

2

EXHIBIT C
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Request for Letter of Credit
TO:	____________________[1], an Issuing Bank under that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
JPMorgan Securities Inc.
707 Travis Street
Houston, Texas 77002
Attn: Loretta Herbert
Telecopier: (713) 216-7500
Confirmation: (713) 216-1473
Pursuant to Section 3.4 of the Credit Agreement, the undersigned Borrower hereby gives to the Issuing Bank a request for issuance of a [Financial][Performance]Letter of Credit on behalf of such Borrower for the benefit of  ________________2, in the amount of [US $  _____][_____  in the following Agreed Currency:  _____], with an effective date of  _____,  _____  (the “Effective Date”) and an expiry date of  _____,  _____.
The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Effective Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Effective Date or will result from the issuance of the proposed Letter of Credit; and (iii) the conditions set forth in Sections 3.4, 5.2 and 5.3 of the Credit Agreement have been satisfied.

[1]	Insert name of Issuing Bank.

[2]	Insert name of beneficiary (which may include a Subsidiary).

Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Request for Letter of Credit.

Dated ____________ __, [CHICAGO BRIDGE & IRON COMPANY N.V.] [SUBSIDIARY BORROWER]
By:
Name:
Title:

2

EXHIBIT D
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Assignment and Acceptance Agreement
This Assignment Agreement (this “Assignment Agreement”) between  _________________________  (the “Assignor”) and  ________________________  (the “Assignee”) is dated as of  _______________, 20___. The parties hereto agree as follows:
(1) PRELIMINARY STATEMENT. The Assignor is a party to an Amended and Restated Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.
(2) ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
(3) EFFECTIVE DATE. The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.
(4) PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

(5) RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.
(6) REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents. Such assignment is without recourse to the Assignor.
(7) REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used

2

to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment Agreement, (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes, (x) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (xi) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs, and (xii) it has made its own independent appraisal of risks arising under or in connection with any Loan Documents
(8) GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW (INCLUDING, WITHOUT LIMITATION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
(9) NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
(10) COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.
IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

3

SCHEDULE 1
To Assignment Agreement
1. Description and Date of Credit Agreement. That certain Second Amended and Restated Credit Agreement, dated as of October 13, 2006, by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the lenders from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative on behalf of itself and the other Lender (the “Administrative Agent”).

2.	Date of Assignment Agreement.	, 200

3.	Amounts (As of Date of Item 2 above):	$

[Facility Name*]

	Assignee’s percentage of each Facility purchased under the Assignment Agreement**	%

	Amount of each Facility purchased under the Assignment Agreement***	$

4.	Assignee’s Commitment (or Loans with respect to terminated Commitment) purchased hereunder:	$

5.	Proposed Effective Date:

6.	Non-standard Recordation Fee Arrangement:	N/A*** [Assignor/Assignee to pay 100% of fee]

Accepted and Agreed:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

By:	By:
Title:	Title:

ACCEPTED AND CONSENTED TO****	ACCEPTED AND CONSENTED TO
BY	BY

[NAME OF BORROWER]	JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

By:	By:
Title:	Title:
*	Insert specific facility names per Credit Agreement

**	Percentage taken to 10 decimal places

***	If fee is split 50-50, pick N/A as option

****	So long as no Default shall have occurred and is continuing

2

ATTACHMENT TO
SCHEDULE 1 to ASSIGNMENT AGREEMENT
ADMINISTRATIVE INFORMATION SHEET
Attach Assignor’s Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)
ASSIGNOR INFORMATION
Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignor:
ASSIGNEE INFORMATION
Credit Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Key Operations Contacts:

Booking Installation:	Booking Installation:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
Telex No.:	Telex No.:
Answerback:	Answerback:

Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignee:

2

JPMORGAN INFORMATION
Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:	Subsequent Operations Contact:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
JPMorgan Telex No.:
Initial Funding Standards:
Libor — Fund 2 days after rates are set.
JPMorgan Wire Instructions:
[JPMORGAN TO CONFIRM]

3

EXHIBIT E-1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Company’s US Counsel’s Opinion(s)
Attached

EXHIBIT E-2
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Company’s Foreign Counsel’s Opinion(s)
Attached

EXHIBIT E-3
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
List of Closing Documents

EXHIBIT E-4
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Counsel’s Opinion for Subsidiary Borrowers
See Exhibit E-1

EXHIBIT F
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Officer’s Certificate
I, the undersigned, hereby certify that I am the                      of CHICAGO BRIDGE & IRON COMPANY N.V., a corporation duly organized and existing under the laws of the Kingdom of the Netherlands (the “Company”). Capitalized terms used herein and not otherwise defined herein are as defined in that that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its respective Subsidiaries, no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].
IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company on this       day of                     ,      .

CHICAGO BRIDGE & IRON COMPANY N.V.
By:	Chicago Bridge & Iron Company B.V., its
Managing Director

By:
Title:

EXHIBIT G
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Compliance Certificate
Pursuant to [Section 5.3] [Section 7.1(A)(iii)] of that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among Chicago Bridge & Iron Company N.V. (the “Company”), the Subsidiary Borrowers from time to time parties thereto (together with the Company, collectively, the “Borrowers”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Company, through its respective                                         , hereby delivers to the Administrative Agent [, together with the financial statements being delivered to the Administrative Agent pursuant to Section 7.1(A) of the Credit Agreement,] this Compliance Certificate (the “Certificate”) [for the accounting period from                     , 20    to                     , 20   ] (the “Accounting Period”). Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.
THE UNDERSIGNED HEREBY CERTIFIES THAT:
1. I am the duly elected                      of the Company;
2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers and their respective Subsidiaries during the accounting period covered by the attached financial statements;
3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [except as set forth below]; and
4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrowers’ compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this       day of                     , 20   .
The Company hereby certifies on behalf of itself and the other Borrowers through its                     , that the information set forth herein and on the attached Schedule I hereto is accurate as of                     ,      , to the best of such officer’s knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Borrowers and their respective Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.
Dated                     ,

CHICAGO BRIDGE & IRON COMPANY N.V.
By:	Chicago Bridge & Iron Company B.V., its
Managing Director

By:
Name:
Title:

SCHEDULE I
to
COMPLIANCE CERTIFICATE
I.	FINANCIAL COVENANTS

A.	MAXIMUM LEVERAGE RATIO (Section 7.4(A))

(1)	Adjusted Indebtedness			$

(2)	EBITDA

	(a)	Net Income		$

	(b)	Interest Expense	+	$

	(c)	Taxes	+	$

	(d)	Non-recurring non-cash charges	+	$

	(e)	Extraordinary losses incurred other than in the ordinary course of business	+	$

	(f)	Non-recurring non-cash credits	-	$

	(g)	Extraordinary gains realized other than in the ordinary course of business	-	$

	(h)	Non-recurring after-tax losses	+	$

	(i)	EBIT	=	$

	(j)	Depreciation	+	$

	(k)	Amortization	+	$

	(l)	EBITDA	=	$

(3)	“Leverage Ratio” (Ratio of item (1) to (2)(l))			to 1.00

(4)	Maximum Leverage Ratio			2.50 to 1.00
B.	MINIMUM FIXED CHARGE COVERAGE RATIO (Section 7.4(B))
(1)	Consolidated Net Income Available for Fixed Charges

		(a)	Net Income		$

		(b)	Extraordinary gains	-	$

		(c)	Extraordinary losses	+	$

		(d)	Other excluded earnings	-	$

		(e)	Consolidated Net Income	=	$

		(f)	Provisions for Income Taxes	+	$

		(g)	Consolidated Fixed Charges (item 2(c))	+	$

		(h)	Consolidated Net Income Available for Fixed Charges

			(item 1(e) plus 1(f) plus 1(g))	+	$

	(2)	Consolidated Fixed Charges

		(a)	Consolidated Long-Term Lease Rentals		$

		(b)	consolidated interest expense	+	$

		(c)	Consolidated Fixed Charges	=	$

	(3)	Fixed Charge Coverage Ratio (Ratio of (1)(h) to (2)(c)			to 1.00

	(4)	Minimum Fixed Charge Coverage Ratio			1.75 to 1.00

C.	MINIMUM CONSOLIDATED NET WORTH (Section 7.4(C)).

	(1)	State whether Consolidated Net Worth (as defined) was less than (i) $396,419,000, plus fifty percent (50%) of the sum of Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on September 30, 2006, plus 75% of the amount by which stockholders’ equity of the Company is, in accordance with Agreement Accounting Principles, adjusted from time to time as a result of the issuance of any Equity Interests after September 30, 2006 minus (ii) the Executive Equity Repurchase Payment			Yes/No

II.	OTHER MISCELLANEOUS PROVISIONS

A.	SUBSIDIARY INDEBTEDNESS (Section 7.3(A))

(1)	Aggregate principal amount of unsecured Indebtedness from Lealand Finance Company B.V. to any Subsidiary of the Company (other than a Subsidiary Guarantor) [Maximum: $50,000,000]	$

(2)	Aggregate amount of letters of credit and bank guarantees for workmen’s compensation claims and social security programs [Maximum: $50,000,000]	$

(3)	Aggregate principal amount of other Indebtedness, including Permitted Existing Indebtedness, incurred by the Subsidiaries not otherwise permitted under Section 7.3(A) [Maximum: $20,000,000][Please attached a detailed schedule setting forth all such Subsidiary Indebtedness]	$
B.	ASSET SALES (Section 7.3(B))

(1)	Aggregate book value of assets acquired from Pitt-Des Moines Inc. and identified in a ruling by the Federal Trade Commission requiring the divestiture of such assets
	[Maximum: $15,000,000]	$

(2)	State whether any asset sales (other than (i) sales of inventory in the ordinary course of business, (ii) dispositions of obsolete equipment in the ordinary course, (iii) transfers of assets between the Company and its wholly-owned Subsidiaries, (iv) Permitted Sale and Leaseback Transactions pursuant to Section 7.3(B)(iv), and (v) the sale or other disposition of (a) all of the assets comprising the UltraPure System business operations of the Company, and (b) all of the assets comprising the XL Technology Systems, Inc. business unit of the Company on terms ordered by FTC or otherwise reasonably acceptable to the Administrative Agent) have occurred.	Yes/No

(3)	If yes, attach as a schedule hereto the details of such asset sales and calculation of compliance with Sections 2.4(B), 2.5(B) and 7.3(B)(vi).
C.	INVESTMENTS (Section 7.3(D))

(1)	Aggregate amount of Investments in joint ventures	$
[Maximum: $20,000,000]

(2)	Aggregate amount of Investments not otherwise permitted under Sections 7.3(D)(i) through (ix)	$
[Maximum: $20,000,000]

D.	RESTRICTED PAYMENTS (Section 7.3(S))

(1)	Aggregate amount of Restricted Payments made or paid by the Company or any Subsidiary	$
Maximum: $100,000,000
E.	MATERIAL SUBSIDIARY CALCULATIONS (Sections 7.2(K) and 7.3(Q))

Material Subsidiaries
(1)	Set forth below is a list of all Material Subsidiaries of the Company and each other Subsidiary of the Company that guarantees Indebtedness of the Company. Also set forth below is an indication of whether such Subsidiaries are parties to the Subsidiary Guaranty.

Signatory to
Subsidiary Guaranty
Name of Material Subsidiaries and Jurisdiction of Formation	(Yes/No)
Yes

Yes

EXHIBIT H
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Subsidiary Guaranty
Attached

EXHIBIT I
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Revolving Loan Note

$	Chicago, Illinois [DATE]

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [                          ] (the “Lender”) the principal sum of [                            ] AND NO/100 DOLLARS ($[                           ]), or, if less, the aggregate unpaid amount of all “Revolving Loans” (as defined in the Credit Agreement referred to below) made by the Lender to such Borrower pursuant to the “Credit Agreement” (as defined below), on the “Termination Date” (as such term is defined in the Credit Agreement) or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement.
The undersigned Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan made to it from the date of such Revolving Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.
At the time of each Revolving Loan, and upon each payment or prepayment of principal of each Revolving Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender’s own books and records, in each case specifying the amount of such Revolving Loan, the respective Interest Period thereof (in the case of Eurodollar Rate Loans) or the amount of principal paid or prepaid with respect to such Revolving Loan, as applicable; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the undersigned Borrower hereunder or under the Credit Agreement.
This Revolving Loan Note is one of the promissory notes referred to in, and is entitled to the benefits of, that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto (collectively, the “Borrowers”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Lender to the undersigned Borrower and the other Borrowers under the Credit Agreement from time to time in an aggregate amount not to exceed at any time outstanding the Dollar Amount first above mentioned, the indebtedness of the undersigned Borrower resulting from each such Revolving Loan to it being evidenced by this Revolving Loan Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
Whenever in this Revolving Loan Note reference is made to the Administrative Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Revolving Loan Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.
This Revolving Loan Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Borrower
By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By:
Name:
	Title:	Managing Director

2

SCHEDULE OF REVOLVING LOANS AND PAYMENTS OR PREPAYMENTS

				Amount of	Unpaid
	Amount of	Type of	Interest	Principal	Principal	Notation
Date	Loan	Loan Currency	Period/Rate	Paid or Prepaid	Balance	Made By

EXHIBIT J
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Assumption Letter
                    , 20
To the Administrative Agent and the Lenders party to the
Credit Agreement referred
to below
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and used herein are used herein as defined therein.
The undersigned,                      (the “Subsidiary”), a                      [corporation], wishes to become a “Subsidiary Borrower” under the Credit Agreement, and accordingly hereby agrees that from the date hereof it shall become a “Subsidiary Borrower” under the Credit Agreement and agrees that from the date hereof and until the payment in full of the principal of and interest on all Advances made to it under the Credit Agreement and performance of all of its other obligations thereunder, and termination hereunder of its status as a “Subsidiary Borrower” as provided below, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a “Borrower” or a “Subsidiary Borrower.” Without limiting the generality of the foregoing, the Subsidiary hereby represents and warrants that: (i) each of the representations and warranties set forth in Sections 6.1, 6.2, 6.3 and 6.18 of the Credit Agreement is hereby made by such Subsidiary on and as of the date hereof as if made on and as of the date hereof and as if such Subsidiary is the “Borrower” and this Assumption Letter is the “Agreement” referenced therein, and (ii) it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof. In addition, the Subsidiary hereby authorizes each of the Borrowers to act on its behalf as and to the extent provided for in Article II of the Credit Agreement in connection with the selection of Types and Interest Periods for Advances and the conversion and continuation of Advances.
So long as the principal of and interest on all Advances made to the Subsidiary Borrower under the Credit Agreement shall have been repaid or paid in full, all Letters of Credit issued for the account of the Subsidiary Borrower have expired or been returned and terminated and all other obligations of the Subsidiary Borrower under this Agreement shall have been fully performed, the Company may, by not less than five Business Days’ prior notice to the Administrative Agent (who shall promptly notify the Lender thereof) terminate its status as a “Subsidiary Borrower.”

CHOICE OF LAW. THIS ASSUMPTION LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
IN WITNESS WHEREOF, the Subsidiary has duly executed and delivered this Assumption Letter as of the date and year first above written.

[Name of Subsidiary Borrower]
By:
Title:
Address for Notices under the Credit Agreement:

Consented to:
CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V., its Managing Director

By:
Name:
Title:

2

EXHIBIT K
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Designation Agreement
Dated                     , 20
Reference is made to the Second Amended and Restated Credit Agreement dated as of October 13, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent, ___________. Terms defined in the Credit Agreement are used herein as therein defined.
                     (the “Designating Lender”),                      (the “Designated Lender”), and the Company, on behalf of itself and the other Borrowers, agree as follows:
1.	The Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, as its Designated Lender under the Credit Agreement.

2.	The Designating Lender makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.	The Designated Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Article VII thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement; (iii) confirms that it is an Eligible Designated Lender; (iv) appoints and authorizes the Designating Lender as its administrative agent and attorney-in-fact and grants the Designating Lender an irrevocable power of attorney to receive payments made for the benefit of the Designated Lender under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that Designated Lender is obligated to deliver or has the right to receive thereunder; (v) acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as permitted under Section 14.4 and Section 14.5 thereof); (vi) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (vii) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs and (viii) acknowledges that the Designating Lender retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Agreement, and agrees that the Designated Lender shall be bound by all such votes, approvals, amendments, modifications and waivers and all other agreements of the Designating Lender pursuant to or in connection with the Credit Agreement.

4.	Following the execution of this Designation Agreement by the Designating Lender, the Designated Lender and the Company, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective Date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the “Effective Date”).

5.	Upon such acceptance and recording by the Administrative Agent, as of the Effective Date (a) the Designated Lender shall have the right to make Loans as a Lender pursuant to Section 2.1 or 2.2 of the Credit Agreement and the rights of a Lender related thereto and (b) the making of any such Loans by the Designated Lender shall satisfy the obligations of the Designating Lender under the Credit Agreement to the same extent, and as if, such Loans were made by the Designating Lender.

6.	This Designation Agreement shall be governed by, and construed in accordance with, the internal laws (including §735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.
IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.
Effective Date3:

[NAME OF DESIGNATING LENDER]
By:
Name:
Title:

[NAME OF DESIGNATED LENDER]
By:
Name:
Title:

CHICAGO BRIDGE & IRON COMPANY N.V.
By:	Chicago Bridge & Iron Company B.V.,
its Managing Director

By:
Name:
Title:

[3]	This date should be no earlier than the date of acceptance by the Administrative Agent.

2

Accepted and Approved this
           day of                ,
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Administrative
Agent

By:
Title:

3

EXHIBIT L
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Form of Commitment and Acceptance
Dated                , 20
Reference is made to the Second Amended and Restated Credit Agreement dated as of October 13, 2006 among Chicago Bridge & Iron Company N.V., a corporation organized under the law of the Kingdom of the Netherlands (the “Company”), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the “Borrowers”), the financial institutions party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative for the Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meaning.
Pursuant to Section 2.5(C) of the Credit Agreement, the Company has requested an increase in the Aggregate Commitment from $                     to $                    . Such increase in the Aggregate Commitment is to become effective on the date (the “Effective Date”) which is the later of (i)                     ,       and (ii) the date on which the conditions precedent set forth in Section 2.5(C) in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Commitment, the Borrowers, the Administrative Agent and                         (the “Accepting Bank”) hereby agree as follows:
1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Commitment of the Accepting Bank under the Credit Agreement shall be increased from $                     to the] amount set forth opposite the Accepting Bank’s name on the signature page hereof.
[2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (v) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender]

4

3. The Company on behalf of all of the Borrowers hereby represents and warrants that as of the date hereof and as of the Effective Date, no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.
4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.,
its Managing Director

By:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
Title:

COMMITMENT	ACCEPTING BANK
$ ___________	[BANK]
By:
Title:

5

Reaffirmations of Guarantors
Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of August 22, 2003 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Guarantor to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the Guarantors hereunder or under the Guaranty.
[SIGNATURE BLOCKS FOR GUARANTORS]

6

Chicago Bridge & Iron Company N.V.
Polarisavenue 31
2132 JH Hoofddorp
The Netherlands
Mail to: P.O. Box 2043
2130 GE Hoofddorp
The Netherlands
Tel: +31 23 568 5660
Fax: +31 23 568 5661
www.CBlepc.com
KVK Amsterdam 33286441
October 0, 2006
Each of the Lenders party
     to the Credit Agreement
     referred to below
JPMorgan Chase Bank, National Association
     as Administrative Agent
     Re: Chicago Bridge & Iron Company N.V.
Ladies and Gentlemen:
     I have acted as United States counsel to Chicago Bridge & Iron Company N.V., a company incorporated in The Netherlands (the “Company”), each of the “Foreign Subsidiaries” (as defined below) and each of the “Domestic Subsidiaries” (as defined below), in connection with the execution and delivery of the Second Amended and Restated Credit Agreement dated as of October 1, 2006 (the “Credit Agreement”) among the Company, the Subsidiaries (as defined below), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
     This opinion is furnished to you pursuant to Section 5.1(v) of the Credit Agreement. Capitalized terms used herein without definition have the meanings specified in the Credit Agreement.
     In connection with the opinions expressed herein, I have examined the following documents:
(i)	The Credit Agreement;

(ii)	The Reaffirmation dated October 13, 2006 executed and delivered by the Company and the Subsidiary Guarantors pursuant to Section 5.1 (vi) of the Credit Agreement; and

(iii)	Each promissory note, if any, executed and delivered pursuant to Section 2.12(D) of the Credit Agreement on the date hereof.
Engineering • Procurement • Construction Since 1889

October 3, 2006

     The documents referred to in clauses (i), (ii) and (iii) above are collectively referred to herein as the “Loan Documents.” The Foreign Subsidiary Borrowers and the Domestic Subsidiary Borrowers executing and delivering the Credit Agreement on the date hereof are listed on Annex A attached hereto and are sometimes referred to herein respectively as the “Foreign Subsidiaries” and as the “Domestic Subsidiaries” and collectively as the “Subsidiaries.”
     In rendering this opinion to you, I have assumed, without inquiry:
     (a) (i) the genuineness of all signatures other than those on behalf of the Company and the Subsidiaries on original copies of the Loan Documents; (ii) the conformity to the original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals; (iii) the due authorization, execution and delivery of the Loan Documents by each of the parties thereto other than the Company (solely with respect to execution and delivery), the Foreign Subsidiaries (solely with respect to execution and delivery) and the Domestic Subsidiaries and (iv) the validity and enforceability of the Loan Documents against each of the parties thereto other than the Company and the Subsidiaries;
     (b) that the execution, delivery and performance of the Loan Documents by each party thereto do not conflict with or constitute a violation of any law or governmental rule or regulation of (i) the State of Delaware other than the General Corporation Law of the State of Delaware (the “DGCL”) or (ii) any jurisdiction other than the United States of America and the State of Illinois;
     (c) that the execution, delivery and performance of the Loan Documents by each party thereto other than, with respect to clauses (ii) and (iii) below, as applicable to the Company and the Foreign Subsidiaries, and with respect to clauses (I), (ii) and (iii) below, as applicable to each of the Domestic Subsidiaries do not breach, conflict with or constitute a violation of or default under (i) the certificate or articles of association or incorporation, by-laws or any other charter or governing document of such party; (ii) any agreement, instrument or document to which any such party was, or is, a party or by which any such party or any of its properties was, or is, bound or (iii) any order, judgment or decree to which any such party was, or is, bound or subject or by which any of its properties was, or is, bound; and
     (d) that any consideration contemplated to be given on the Closing Date by any party in any of the Loan Documents was given on the Closing Date.

October 3, 2006

     Based upon the foregoing assumptions and subject to the limitations, qualifications and exceptions hereinafter set forth, I am of the opinion that:
     1. Each Domestic Subsidiary Borrower on the date hereof (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is duly qualified as a foreign corporation to transact business and is in good standing in its jurisdiction of incorporation and each jurisdiction where such qualification is required, except where the failure to be so qualified or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party including to borrow in accordance with the Credit Agreements.
     2. The execution, delivery and performance of each Loan Document by the Company, each Foreign Subsidiary Borrower and each Domestic Subsidiary Borrower on the date hereof, and the borrowings thereunder to be made on the date hereof by each Domestic Subsidiary Borrower, (a) have been duly authorized by all requisite corporate action of such Domestic Subsidiary and (b) with respect to the following clauses (i)(B), (i)(C), (ii) and (iii) as applicable to the Company and the Foreign Subsidiaries and for all of the following clauses (i), (ii) and (iii) as applicable to the Domestic Subsidiaries will not (i) violate (A) any provision of the certificate of incorporation or by-laws of such Domestic Subsidiary, (B) any applicable federal or Illinois State law, statute, rule or regulation, the DGCL or any order of any federal or Illinois State Governmental Authority with jurisdiction over the Company or any such Domestic Subsidiary Borrower or its properties or the Chancery Court, appellate courts or Secretary of State of the State of Delaware or (C) any provision of any indenture or other material agreement or instrument known to me to which the Company or any such Subsidiary is a party or by which it or any of its property may be bound, (ii) result in a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any property or assets now owned or hereafter acquired by the Company or any such Subsidiary except, in the case of clauses (i) through (iii) above, for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect or materially and adversely to affect the rights or interests of the Lenders under the Loan Documents.

October 3, 2006

     3. Each Loan Document has been duly executed and delivered by the Company and each Domestic Subsidiary party thereto, and each such Loan Document constitutes the legal, valid and binding obligation of each such Domestic Subsidiary, enforceable against such Domestic Subsidiary in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     4. No consent or approval of, registration or filing with, or any other action by any federal or Illinois State Governmental Authority with jurisdiction over the Company or the Subsidiaries or the Chancery Court, or appellate courts or Secretary of State of the State of Delaware is or will be required in connection with the execution, delivery or performance of the Loan Documents by the Company and the Subsidiaries party thereto or the consummation of the transactions thereby, other than any such authorizations and approvals as have already been obtained and are in full force and effect according to federal or Illinois law or the DGCL.
     5. To the best of my knowledge, there are no pending or threatened actions, suits or proceedings at law or in equity or by or before any federal, Illinois or Delaware Governmental Authority against or affecting the Company or any Domestic Subsidiary or any business, property or rights of any such Person that involve any Loan Documents or the transactions contemplated thereby.
     6. None of the Company or any of the Subsidiaries is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940.
     7. The application of the proceeds thereof by the Borrowers pursuant to the terms of the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

October 3, 2006

     My opinions set forth above are subject to the following qualifications:
     A. The enforceability of the Loan Documents is subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws affecting creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).
     B. I express no opinion as to the Lenders’ right to collect any payment to the extent that such payment constitutes a penalty, forfeiture or late charge.
     C. I express no opinion as to the applicability of Section 548 of the Federal Bankruptcy Code or of any provisions of any state fraudulent conveyance statute or law to the transactions contemplated by the Loan Documents.
     The foregoing opinions are limited to matters involving the federal laws of the United States, the laws of the State of Illinois and the DGCL, and I do not express any opinion as to the laws of any other jurisdiction.
     This opinion is rendered solely to, and is intended solely for the benefit of, the Administrative Agent and the Lenders, in connection with the transactions contemplated by the Loan Documents. This opinion may not be relied upon by the Administrative Agent or any of the Lenders or any of their respective successors and assigns for any other purpose, or by any other person, firm or corporation for any purpose, in each case without my prior written consent.
Very-truly yours,
Robert H. Wolfe
Assistant General Counsel

October 3, 2006

ANNEX A
Domestic Subsidiary Borrowers
Chicago Bridge & Iron Company (Delaware) CB&I
Constructors, Inc.
CBI Services, Inc.
CB&I Tyler Company
Foreign Subsidiary Borrowers
Chicago Bridge & Iron Company B.V.

BAKER & MCKENZIE

Baker & McKenzie Amsterdam N.V.
Attorneys at law, Tax advisors and Civil-Law Notaries

Claude Debussylaan 54
P.O. Box 2720
1000 CS Amsterdam
The Netherlands

Tel: +31 20 551 7555
Fax: +31 20 626 7949
www.bakernet.com

Asia
Pacific
Bangkok
Beijing
Hanoi • Ho
Chi Minh City
Hong Kong
Jakarta
Kuala Lumpur
Manila
Melbourne
Shanghai
Singapore
Sydney
Taipei
Tokyo
Europe &
Middle East
Almaty
Amsterdam
Antwerp
Bahrain
Baku
Barcelona
Berlin
Bologna
Brussels
Budapest
Cairo
Dusseldorf
Frankfurt / Main
Geneva
Kylo
London
Madrid
Milan
Moscow
Munich
Paris
Prague
Riyadh
Rome
St. Petersburg
Stockholm
Vienna
Warsaw
Zurich
North & Latin
America
Bogota
Brasilia
Buenos
Aires
Calgary
Caracas
Chicago
Chihuahua
Dallas
Guadalajara
Houston
Juarez
Mexico
City
Miami
Monterrey
New York
Palo Alto
Porto Alegre
Rio de Janeiro
San Diego
San Francisco
Santiago
Sao Paulo
Tijuana
Toronto
Valencia
Washington, DC
October 13, 2006
To: the Lenders from time to time party to the Credit Agreement referred to below
Attention: JPMorgan Chase Bank, National Association, as Administrative Agent
Dear Sirs:
We have acted as special Netherlands legal counsel to each of Chicago Bridge & Iron Company N.V. (the “Company”) and Chicago Bridge & Iron Company B.V. (“CB&I B.V.”; together with the Company, the “Companies”), each with its registered office in Amsterdam, with respect to certain matters of Netherlands law relating to the Amended and Restated Credit Agreement, dated the date hereof (the “Credit Agreement”) among the Company; CB&I B.V. and certain other subsidiaries of the Company as Subsidiary Borrowers; certain financial institutions named therein as Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent.
In arriving at the opinions expressed below, we have examined and relied on the following documents:
a.	an executed copy of the Credit Agreement furnished to us by yourselves;

b.	an excerpt, dated October 12, 2006, of the registration of the Company in the Trade Register of the Chamber of Commerce of Amsterdam (the “Trade Register”), confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication on the date hereof (the “Company Excerpt”);

c.	a copy of the deed of incorporation (akte van oprichting) of the Company, dated November 22, 1996 (the “Company Deed of Incorporation”);

d.	a copy of the articles of association (statuten) of the Company, represented by the management of the Company to be a true and

Baker & McKenzie Amsterdam N.V. has its registered office in Amsterdam, the Netherlands, and is registered with the Trade Register under number 34208804.
Baker & McKenzie Amsterdam N.V. is a member of Baker & McKenzie International, a Swiss Verein.
1/14

BAKER & MCKENZIE
correct copy of the articles of association of the Company as in force on the date hereof (the “Company Articles”);

e.	an excerpt, dated October 12, 2006, of the registration of CB&I B.V. in the Trade Register, confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication on the date hereof (the “CB&I B.V. Excerpt” and together with the Company Excerpt, the “Excerpts”);

f.	a copy of the deed of incorporation (akte van oprichting) of CB& I B.V., dated March 17, 1997 (the “CB&I B.V. Deed of Incorporation”);

g.	a copy of the articles of association (statuten) of CB&I B.V., represented by the management of the Company to be a true and correct copy of the articles of association of CB&I B.V. as in force on the date hereof (the “CB&I B.V. Articles”);

h.	a written resolution of the Board of Directors (directie) of the Company, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement (the “Management Board Resolutions”);

i.	minutes of a meeting of the Supervisory Board (raad van commissarissen) of the Company held on July 29, 2006, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement (the “Supervisory Board Resolutions”);

3.	a written resolution of the Board of Directors (directie) of CB&I B.V., reflecting the approval of the execution, delivery and performance by CB&I B.V. of the Credit Agreement (the “CB&I B.V. Management Board Resolutions”; together with the Company Management Board Resolution, the “Management Board Resolutions”);

k.	a copy of a directors certificate of the Company, dated May 12, 2005, signed by CB&I B.V., the sole director of the Company (the “Company Management Certificate”); and

1.	a copy of a directors certificate of CB& I B.V., dated May 12, 2005, signed by a director of CB&I B.V. (the “CB& I B.V. Management Certificate”; together with the Company Management Certificate, the “Management Certificates”).
2/14

BAICER.
Capitalized terms used but not defined in this opinion have the meanings assigned to them in the Credit Agreement.
In examining and describing the documents listed at a. through 1. above and in giving the opinions stated below, we have, with your permission, assumed the following:
(i)	the genuineness of all signatures on all documents;

(ii)	the authenticity and completeness of all documents submitted to us as originals and the conformity to authentic originals of all conformed, copied, faxed or specimen documents;

(iii)	that all information supplied to us orally by public officials and all certificates of public officials submitted to us are true and correct in all respects;

(iv)	the reliability of all search results obtained by electronic data transmission and the accuracy of the results of any printed or computer search of offices of public record;

(v)	that the information set forth in each of the Excerpts is true and correct as of the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by telephonic inquiries made to the Trade Register today;

(vi)	that the Company Articles are the articles of association (statuten) of the Company as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of the Company as shown on the Company Excerpt corresponds with the date shown in the Company Articles as the last date of amendment of the articles of association of the Company;

(vii)	that the CB&I B.V. Articles are the articles of association (statuten) of CB&I B.V. as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of CB&I B.V. as shown on the CB&I B.V. Excerpt corresponds with the date shown in the CB&I B.V. Articles as the last date of amendment of the articles of association of CB&I B.V.;

(viii)	that none of the Management Board Resolutions have been or will be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);
3/14

(ix)	that the Supervisory Board Resolutions were duly adopted at a meeting convened and held in accordance with all of the applicable requirements of Dutch law and the articles of association of the Company and that the Supervisory Board Resolutions have not been and will not be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(ix)	that the Company Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of the Company, not appearing on the face of the Company Deed of Incorporation, on the basis of which a court might dissolve the Company;

(x)	that the CB& I B.V. Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of CB& I B.V., not appearing on the face of the CB&I B.V. Deed of Incorporation, on the basis of which a court might dissolve CB&I B.V.;

(xi)	that neither of the Companies has passed a resolution to voluntarily dissolve (ontbinden), merge (fuseren) or de-merge (splitsen) and no petition has been presented or order made by a court for the bankruptcy (faillissement) or moratorium of payment (sursdance van betaling) of either of the Companies and no receiver, trustee, administrator (bewindvoerder) or similar officer has been appointed in respect of either of the Companies or their respective assets and that no decision has been taken to dissolve (ontbinden) either of the Companies by (i) the competent Chamber of Commerce under Article 19a Book 2 of the Dutch Civil Code or (ii) the competent District Court (rechtbank) under Article 21 Book 2 of the Dutch Civil Code. Although not constituting conclusive evidence thereof, this assumption is supported by information obtained by telephone today from (i) the Bankrupty Clerk’s Office (faillissementsgriffie) of the District Court (rechtbank) of Amsterdam (being the competent bankruptcy court in respect of each of the Companies in view of their corporate seats being at Amsterdam) and (ii) the Trade Register;

(xii)	that each party to the Credit Agreement (other than the Companies) has been duly incorporated and organized and is validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and of the jurisdiction of its principal place of business;
4/14

BAKER & MCKENZIE
(xiii)	(i) that the Credit Agreement has been duly authorized and validly executed and delivered by all parties thereto (other than the Companies) and (ii) that under any applicable law (other than insofar as the Companies are concerned the laws of The Netherlands) the Credit Agreement constitutes the valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with its terms;

(xiv)	that neither the Credit Agreement nor any of the transactions contemplated thereby or connected therewith (whether individually or seen as a whole) are or will result in a breach of the laws of any relevant jurisdiction other than that of The Netherlands (including for the avoidance of doubt the tax laws of any such jurisdiction) or are intended to avoid the applicability or the consequences of such laws in a manner that is not permitted thereunder;

(xvi)	that all the factual statements contained in the Management Certificates are true and correct as of the date hereof;

(xvii)	that all necessary licenses, authorizations, permissions, consents and exemptions by or from any public or semipublic authority or agency of any country other than The Netherlands (“Governmental Authorizations”), and all payments of stamp duties or other taxes under the laws of any country other than The Netherlands, which may be required in connection with the execution, delivery and performance by the parties thereto of the Credit Agreement and any transaction contemplated therein, have been obtained or made and in the case of Governmental Authorizations are in full force and effect;

(xviii)	that under the laws of the State of Illinois to which the Credit Agreement is expressed to be subject, and under all other relevant laws (other than those of the Netherlands):
(a)	the choice of the laws of the State of Illinois as the governing law of the Credit Agreement is a valid and binding choice of law;

(b)	the submission by each of the Companies to the jurisdiction of the state or federal courts located in Chicago, Illinois, in or pursuant to the Credit Agreement is valid and binding upon each of the Companies;
(xix)	that there are no dealings between the parties thereto that affect the Credit Agreement;

(xx)	that neither of the Companies is a credit institution
5/14

(kredietinstelling) within the meaning of the 1992 Act on the Supervision of the Credit System (Wet toezicht kredietwezen 1992); and

(xxi)	that none of the directors of CB& I B.V. has any conflict of interest (tegenstriidig belang) with CB& I B.V. in connection with the transactions contemplated by the Credit Agreement.
We have undertaken no independent factual investigation in connection with the opinions expressed herein or the transactions contemplated by the Credit Agreement other than to review the documents listed at a. through 1. above. Specifically, we have relied as to factual matters on our review of the documents listed at a. through 1. above and on the factual assumptions made herein. Our examination referred to above has been limited to the face of the documents and we have not examined the meaning and effect of any document governed by a law other than Dutch law.
Except as specifically mentioned herein, we have not conducted or caused to be conducted any searches, investigations or reviews relating to any judgment, rule, regulation, order, encumbrance, lien or third-party interest to which any of the Companies is subject or by which their respective property and assets are bound or any litigation or governmental proceedings commenced, pending or threatened against or affecting any of the Companies or their respective property, interests, rights, assets or undertakings.
We have not been concerned with investigating or verifying the completeness or accuracy of the facts, representations and warranties set out in the Credit Agreement (except to the extent specifically set forth herein) and to the extent that the accuracy of such facts and warranties or of any facts stated in any other document on which we have relied in giving this opinion is relevant to the contents of this opinion, we have (except to the extent specifically set forth herein) assumed that such facts are correct.
We do not express an opinion on matters of fact; matters of international law, including, without limitation, the laws of the European Union except to the extent the laws of the European Union have direct force and effect in The Netherlands; anti-trust law; or any matter of taxation. No opinion is given on commercial, accounting or non-legal matters or on the ability of the parties to meet their financial obligations under the Credit Agreement.
Based on the foregoing, and subject to any facts, circumstances or documents not disclosed to us, and subject to the further limitations, qualifications, assumptions, exclusions and exceptions set forth herein, we are of the opinion that:
6/14

A.	The Company has been duly incorporated and is validly existing as a limited liability company (naamloze vennootschap) under the laws of The Netherlands. CB&I B.V. has been duly incorporated and is validly existing as a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under the laws of The Netherlands.

B.	Each of the Companies has the corporate power and corporate authority to execute and deliver the Credit Agreement and to perform its contractual obligations thereunder. The execution, delivery and performance by each of the Companies of the Credit Agreement have been duly authorized by all requisite corporate action on the part of such Company. The Credit Agreement has been duly executed and delivered by each of the Companies.

C.	Neither (i) the execution and delivery by each of the Companies of the Credit Agreement nor (ii) the performance by each of the Companies of its contractual obligations under the Credit Agreement, requires any consent, approval or authorisation of any national governmental or regulatory authority of The Netherlands.

D.	Under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, there is no requirement that the Credit Agreement or any other document be filed or registered, or that any similar formalities be complied with, in any public office in The Netherlands in order to ensure the validity, binding effect or enforceability of the Credit Agreement against each of the Companies in legal proceedings in The Netherlands or the admissibility into evidence of the Credit Agreement in such proceedings.

E.	Neither (i) the execution and delivery by each of the Companies of the Credit Agreement nor (ii) the performance by each of the Companies of its contractual obligations under the Credit Agreement, violates or conflicts with the provisions of any published law, rule or regulation of general application of The Netherlands. Neither (i) the execution and delivery by the Company of the Credit Agreement nor (ii) the performance by the Company of its contractual obligations under the Credit Agreement, violates or conflicts with any of the provisions of the Company Articles. Neither (i) the execution and delivery by CB& I B.V. of the Credit Agreement nor (ii) the performance by CB& I B.V. of its contractual obligations under the Credit Agreement, violates or conflicts with any of the provisions of the CB& I B.V. Articles.

F.	The choice of the laws of the State of Illinois as the law governing the Credit Agreement is valid and binding upon each of the Companies under the laws of The Netherlands, insofar as the laws of The
7/14

BAKER & MCKENZIE
Netherlands are applicable, and accordingly the Credit Agreement constitutes, in a proceeding before the courts of The Netherlands duly applying the laws of the State of Illinois, the valid and legally binding obligation of each of the Companies, enforceable against each of the Companies in accordance with its terms, subject to such exceptions to the legal, valid and binding obligation thereof and to the enforceability thereof as exist under the laws of the State of Illinois.

G.	The submission by each of the Companies to the exclusive jurisdiction of the state or federal courts located in Chicago, Illinois, pursuant to Section 11.13(A) of the Credit Agreement, is valid and binding upon each of the Companies under the laws of The Netherlands, insofar as the laws of the Netherlands are applicable, except that (i) such submission to jurisdiction is void if any state or federal court sitting in the State of Illinois would refuse to apply an international mandatory rule of Dutch law, that is a rule of Dutch private international law which specifies the governing law in a particular situation and which does not permit any deviation from such governing law by agreement of the parties and (ii) such submission to jurisdiction will not be given effect with respect to claims for relief in summary proceedings (kort geding) before the provisional remedies judge (voorzieningenrechter) of a competent court in The Netherlands.

H.	In the absence of an applicable treaty between The Netherlands and the United States of America, a judgment rendered by a court in the State of Illinois will not be directly enforceable in The Netherlands. In order to obtain a judgment which is enforceable in The Netherlands, the claim must be reheard on its merits before a competent court in The Netherlands. However (i) a final judgment (which is a judgment not subject to being contested by appeal or other means) for the payment of money (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) rendered against either of the Companies, in respect of a breach by such Company of its payment obligations under the Credit Agreement by a state or federal court located in Chicago, Illinois, acting pursuant to the acceptance by the relevant Company of the exclusive jurisdiction of such courts pursuant to Section 11.13(A) of the Credit Agreement, will under current practice be recognised by a Dutch court if (1) such judgment results from proceedings compatible with Dutch concepts of due process, (2) such judgment and its enforcement does not violate the public policy of The Netherlands, (3) the court that rendered such judgment (x) had jurisdiction under the relevant laws applicable in the State of Illinois and (y) did not assume jurisdiction on grounds incompatible with internationally recognised principles in respect of jurisdictional matters and (4) such judgment does not conflict with any other final judgment rendered between the same parties and (ii) the court in The Netherlands
8/14

BAKER & MCKENZIE
that so recognises a judgment granted against either of the Companies as described in clause (i) of this sentence will under current practice generally grant the same monetary relief (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) set forth in such judgment without the necessity for relitigation on the merits.
The opinions expressed herein are subject to the following exceptions, limitations, qualifications and assumptions:
(i)	The use of the terms “enforceable”, “enforceability”, “valid”, “binding” and “effective” where used in paragraphs A. through H. above means that the obligations assumed by the relevant party under the relevant agreement are of a type which Dutch law generally recognizes or enforces; it does not mean that these obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular, enforcement before the courts of The Netherlands will in any event be subject to the matters set forth in paragraphs (ii) through (xviii) below.

(ii)	The opinions expressed herein may be affected or limited by and are subject in all respects to the provisions of applicable law concerning bankruptcy (faillissement), insolvency, fraudulent conveyance (actio Pauliana), preferential transfers (e.g. Article 47 Faillissementswet), statutory merger (juridische fusie), statutory demerger (juridische splitsing), moratorium (surs6ance van betaling), setoff, abatement (matiging), counterclaim, statute of limitations (verjaring) and compulsory dissolution (ontbinding), and other laws now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally.

(iii)	The rights and obligations of the parties to the Credit Agreement are, to the extent that the laws of The Netherlands are applicable and also possibly in the event that enforcement by a court in The Netherlands of the Credit Agreement, or of a judgment rendered against either of the Companies based on the Credit Agreement, is sought, subject to the principles of reasonableness and fairness (beginselen van redelijkheid en billijkheid), which under Dutch law govern the relationship between the parties to a contract and which in certain circumstances may limit or preclude the reliance on, or enforcement of, contractual terms and provisions.

(iv)	The enforcement in The Netherlands of the Credit Agreement would be subject to the rules of civil procedure as applied by the Dutch courts.
9/14

BAKER & MCKENZIE
(v)	Specific performance (reale executie) and other remedies analogous to common law equitable remedies such as injunctive relief may not always be available under Dutch law.

(vi)	A provision which stipulates that certain documents constitute conclusive evidence may not be enforceable in all circumstances.

(vii)	Under Article 109, Book 6, of the Dutch Civil Code the court has the power under certain circumstances to reduce the amount of damages that would otherwise be payable by a party to an agreement for failure to comply with the provisions of such agreement.

(viii)	If a specific provision in any of the Agreements permits concurrent proceedings to be brought in different jurisdictions at the same time relating to the same subject matter such provisions may not be enforceable in The Netherlands.

(ix)	Article 242 of the Dutch Code of Civil Procedure may limit the enforcement in proceedings before a Dutch court of contractual provisions providing for indemnification for attorney’s fees and collection costs (buitengerechtelijke kosten).

(x)	Under Dutch law each power of attorney (volmacht) or mandate (lastgeving) (including all appointments of process agents or other agents or attorneys-in-fact), whether or not by its terms stated to be irrevocable, granted by either of the Companies, expressly or by implication, in the Credit Agreement will terminate without notice by force of law upon bankruptcy of such Company or, as the case may be, of the person to whom the power of attorney (volmacht) or mandate (lastgeving) is granted.

(xi)	Powers of attorney granted by either of the Companies can only be exercised with the cooperation of the court-appointed administrator (bewindvoerder) in the event such Company is granted a suspension of payments (sursdance van betaling).

(xii)	The validity of the Credit Agreement may be affected by the provisions of Sections 3:45-3:48 of the Dutch Civil Code (to which Sections 42 through 45 of the Dutch Bankruptcy Act correspond in case of bankruptcy). These provisions grant to creditors, including future creditors, and the receiver in bankruptcy (curator), the right to challenge the validity of certain transactions if (i) such transactions are entered into by a debtor without a legal obligation to do so, (ii) the rights of one or more present or future creditors of
10/14

BAKER & MCKENZIE
the debtor are thereby prejudiced and (iii) at the time such transaction was entered into the debtor knew or reasonably should have known that the rights of one or more other present or future creditors of the debtor would be prejudiced by such transaction.

(xiii)	The opinions expressed in paragraph F. above are subject to the following exceptions and qualifications: (1) The choice of the laws of the State of Illinois as the law governing the Credit Agreement will not be recognized as valid and binding under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, to the extent that (a) any provision of the Credit Agreement or (b) any provision of the laws of the State of Illinois applicable to the Credit Agreement, is manifestly incompatible with the public policy of The Netherlands. (2) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, a court of The Netherlands may give effect to mandatory rules of the laws of another jurisdiction with which the situation has a close connection, if and insofar as under the laws of that other jurisdiction those rules must be applied regardless of the law which would otherwise be applicable. (3) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, the courts of The Netherlands will apply the laws of The Netherlands in a situation where under Dutch law application of such laws is mandatory. (4) The courts of The Netherlands will take into account the law of the country in which performance of an obligation occurs or is to occur in relation to (a) the manner of performance of such obligation and (b) the measures required to be taken by the obligee in the event of failure to perform such obligation.

(xiv)	The service of process against either of the Companies other than by personal delivery by a bailiff of the Dutch courts (gerechtsdeurwaarder) may not be considered by a Dutch court to constitute valid service of process, notwithstanding any provision to the contrary in the Credit Agreement.

(xv)	Any provision of the Credit Agreement stating that the rights and obligations thereunder shall bind or enure to the benefit of any assignee of any party thereto may not be enforceable in The Netherlands in the absence of further agreements to that effect with such assignee.

(xvi)	Provisions of the Credit Agreement providing that a party thereto is not liable for, or is entitled to indemnification for, such party’s own intentional misconduct (ooze) or gross negligence (grove schuld)
11/14

BAKER & MCKENZIE
are in conflict with the public policy of The Netherlands and may not be enforceable in The Netherlands.

(xvii)	Dutch law does not recognize the concept of ownership of property by a trustee for the benefit of third persons. Accordingly, any trusts purported to be created pursuant to any provision of the Credit Agreement would not be recognized under the laws of The Netherlands and would not be enforced in legal proceedings before a court in The Netherlands.

(xviii)	Under the laws of The Netherlands an agreement by a company may be void on the grounds of ultra vires if it is not in the interest of the company to enter into such agreement, even if the agreement clearly falls within the scope of the literal wording of the objects clause of the company’s articles of association. While the case law on this issue is limited, a guarantee of, assumption of liability for, or granting of other security for, obligations of companies other than direct or indirect majority-owned subsidiaries of the company issuing a guarantee or granting other security may be particularly vulnerable to challenge on this grounds. In the present case we assume that CB&I B.V. may derive benefits from the transactions contemplated by the Credit Agreement, taken as a whole. Whether such benefit is sufficient to make entering into the Credit Agreement by CB&I B.V. in such Company’s “corporate interest” is a highly fact-specific question on which we express no opinion. We note that in any event the objects clauses included in the CB&I B.V. Articles do specifically include the granting of security and issuance of guarantees for the benefit of group companies and third parties in general, including companies other than direct or indirect majority-owned subsidiaries of CB&I.
We express no opinion concerning
[a]	the validity, enforceability or effectiveness in proceedings in the courts of The Netherlands of any security interest purported to be created by the Credit Agreement;

[b]	the provisions of Section 10.3 (e), (h) and (k) of the Credit Agreement, of the last sentence of Section 10.3 of the Credit Agreement and of Section 10.4 of the Credit Agreement insofar as pursuant to those provisions either Company purports to waive any defenses available to it pursuant to mandatory provisions of Dutch law;
12/14

BAKER & MCKENZIE
[c]	the enforceability in proceedings before the Dutch courts of the second sentence of Section 11.13(B) of the Credit Agreement; or

[d]	the provisions of the third sentence of Section 11.15 of the Credit Agreement, to the extent such provision relates to liens and security interests created by Dutch law.
This opinion speaks as of the date hereof, and we make no undertaking to supplement such opinions if facts and circumstances (including, without limitation, amendments to the Credit Agreement) come to our attention, or changes in the law occur, which could affect such opinion.
This opinion:
1.	expresses and describes Dutch legal concepts in English and not in their original Dutch terms; these concepts may not be identical to the concepts described by the English translations; this opinion may therefore be relied upon only on the express conditions (x) that such opinion and any issues of interpretation or liability arising thereunder shall be governed by, and that all words and expressions used herein shall be construed and interpreted in accordance with, the laws of The Netherlands and (y) that any issues of interpretation or liability arising hereunder shall also be governed by Dutch law and shall be brought exclusively before a Dutch court;

2.	is strictly limited to the matters set forth herein and no opinion may be inferred or implied beyond that expressly stated herein; and

3.	is furnished as of its date pursuant to Section 5.1(v) of the Credit Agreement and may be relied upon solely by the addressees hereof and may not be relied upon by or furnished, circulated or quoted to, or used or referred to or filed with, any other person, or by any person in any other context, without our express written consent. A copy may, however, be provided to (i) your legal advisors solely for the purpose of the Credit Agreement and of giving their opinions in connection therewith and subject to the restrictions set forth in this paragraph 3, (ii) bank examiners and regulators in connection with their review of your activities and (iii) prospective participants and assignees under the Credit Agreement subject to the restrictions set forth in this paragraph 3.
We express no opinion on any laws other than the law of The Netherlands as it stands and has been interpreted in printed case law of the courts of The Netherlands as of the date of this opinion. In particular, without limiting the generality of the foregoing we express no opinion concerning whether or under what circumstances or with what result a court sitting outside The Netherlands would or might apply Dutch law.
13/14

BAKER & MCKENZIE
This opinion is given on behalf of Baker & McKenzie Amsterdam N.V. and not on behalf of or by any other office or associated firm of the Swiss Verein Baker & McKenzie International. In this opinion the expressions “we”, “us”, “our” and like expressions should be construed accordingly.
Yours sincerely,
Baker & McKenzie Amsterdam N.V.
14/14

$850,000,000
CREDIT FACILITY
TO
CHICAGO BRIDGE & IRON COMPANY N.V.
October 13, 2006
LIST OF CLOSING DOCUMENTS1
A. LOAN AND SECURITY DOCUMENTS
1.	Second Amended and Restated Credit Agreement (the “Credit Agreement”) by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), and one or more subsidiaries of the company (whether now existing or hereafter formed, the “Subsidiary Borrowers”; together with the Company, the “Borrowers”), the institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, in its capacity as contractual representative capacity (the “Administrative Agent”), evidencing a $850,000,000 revolving credit facility to the Borrowers from the Lenders.
EXHIBITS

EXHIBIT A-1	—	Commitments
EXHIBIT A-2	—	Issuing Banks
EXHIBIT A-3	—	Mandatory Costs
EXHIBIT B	—	Form of Borrowing/Election Notice
EXHIBIT C	—	Form of Request for Letter of Credit
EXHIBIT D	—	Form of Assignment and Acceptance Agreement
EXHIBIT E-1	—	Form of Company’s US Counsel’s Opinion
EXHIBIT E-2	—	Form of Company’s Foreign Counsel’s Opinion
EXHIBIT E-3	—	List of Closing Documents
EXHIBIT E-4	—	Form of Counsel’s Opinion for Subsidiary Borrowers
EXHIBIT F	—	Form of Officer’s Certificate
EXHIBIT G	—	Form of Compliance Certificate

[1]	Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as applicable.

EXHIBIT H	—	Form of Subsidiary Guaranty
EXHIBIT I	—	Form of Revolving Loan Note
EXHIBIT J	—	Form of Assumption Letter
EXHIBIT K	—	Form of Designation Agreement
EXHIBIT L	—	Form of Commitment and Acceptance
SCHEDULES

SCHEDULE 1.1.1	Permitted Existing Indebtedness
SCHEDULE 1.1.2	Permitted Existing Investments
SCHEDULE 1.1.3	Permitted Existing Liens
SCHEDULE 1.1.4	Permitted Existing Contingent Obligations
SCHEDULE 1.1.5	Material Subsidiaries and Foreign Subsidiaries that are not Excluded Foreign Subsidiaries
SCHEDULE 1.1.6	PMP
SCHEDULE 3.2	Transitional Letters of Credit
SCHEDULE 6.4	Pro Forma Financial Statements
SCHEDULE 6.7	FTC Litigation
SCHEDULE 6.8	Subsidiaries
SCHEDULE 6.17	Environmental Matters
SCHEDULE 7.3(N)	Subsidiary Covenants
SCHEDULE 7.3(S)	Permitted Restricted Payments
2.	Reaffirmation (the “Reaffirmation”) executed by each of the Subsidiary Guarantors, in favor of the Administrative Agent.

3.	Revolving Loan Notes executed by each Borrower in favor of any Lender which has requested a note pursuant to Section 2.12 of the Credit Agreement in the aggregate principal amount of each such Lender’s Commitment under the Credit Agreement.
B. CORPORATE DOCUMENTS
4.	Certificates of the Secretary or Assistant Secretary of each of the Borrowers certifying: (i) the resolutions of the Board of Directors (or other similar governing body) of such Borrower authorizing, inter alia, the execution, delivery and performance of each document to which it is a party; and the names and true signatures of the incumbent officers of such Borrower authorized to sign the documents to which it is a party and authorized to request Advances or Letters of Credit under the Credit Agreement, and (ii) with respect to any Borrower that is organized under the laws of any State in the United States of America, a copy of the By-laws for such Borrower.

5.	Articles of Incorporation of each Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for each such Borrower.

6.	Good Standing Certificate for each Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for each such Borrower.
C. OPINIONS
7.	Opinion of General Counsel of the Borrowers and the Subsidiary Guarantors with respect to the Credit Agreement and the Reaffirmation.

8.	Opinion of Dutch Counsel of the Company with respect to the Credit Agreement.
D. CLOSING CERTIFICATES AND MISCELLANEOUS
9.	Officer’s Certificate of the Company certifying that on the closing date and initial Borrowing Date (a) all the representations in the Credit Agreement are true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date), (b) no Default or Unmatured Default has occurred and is continuing and (c) there exists no injunction or temporary restraining order which would prohibit the making of the Loans, the issuance of the Letters of Credit or the consummation of the other transactions contemplated by the Loan Documents or any litigation seeking such an injunction or restraining order.

Schedule 1.1.1 — Permitted Existing Indebtedness (w/o duplication)
In 000’s of USD Equivalent
As of June 30, 2006

		In 000’s of
		US$ Equivalent
Company	Party	Outstanding

Section (a) — Borrowed Money

CBI Venezolana S.A.	Venezolano de Credito	652
CBI Venezolana S.A.	Banco Exterior CA	465
Callidus Technologies		643
Chicago Bridge & Iron Company N.V., CB&I Constructors, Inc., CBI Services, Inc., Chicago Bridge & Iron Company (Delaware),	Various Private
CB&I Tyler Company,	Placement Lenders	50,000

Section (b) — Deferred Purchase Price		N/A

Section (c) — Lien Obligations		N/A

Section (d) — Notes
Chicago Bridge & Iron Company	Praxair	437
	Employee Benefits Agreement

Section (e) — Capitalized Leases		N/A

Section (f) — Contingent Obligations		Refer to Schedule 1.1.4

Schedule 1.1.1 — Permitted Existing Indebtedness (w/o duplication)
In 000’s of USD Equivalent
As of June 30, 2006
Section (g) — Letters of Credit

		Value in
		currency of	In 000’s of
Issued by	Currency	issue	USD
ANZ Australian-New Zealand	AUD	85	62
ANZ Australian-New Zealand	AUD	66	48
ANZ Australian-New Zealand	PGK	33	10
ANZ Australian-New Zealand	PGK	5	1
Standard Bank	ZAR	3	0
Mashreq Bank	AED	640	174
Mashreq Bank	AED	160	44
HSBC	AUD	1,330	971
HSBC	AUD	62	45
Mashreq Bank	AED	30	8
Emirates Bank Int’l	AED	6,000	1,633
Nationale Borg	EUR	28	35
REV Credit Facility			4,040
REV Credit Facility			4,015
REV Credit Facility			20,000
REV Credit Facility			12,500
REV Credit Facility			9,441
REV Credit Facility			2,000
REV Credit Facility			10,558
REV Credit Facility			4,437

			$70,022

Refer to Schedule 1.1.4 for a list of all Performance and Financial Letters of Credit

Section (h) — Off-Balance Sheet Liabilities
Sale and Leaseback of Plainfield Facility	Approximately	$23,996

Section (j) — Disqualified Stock		N/A

Schedule 1.1.2 — Permitted Existing Investments
As of June 30, 2006
As of June 30, 2006, the Company had invested $395.7 million of its excess cash in overnight funds and money market funds at JPMorgan Chase Bank, NA, Bank of America, NA, Northern Trust, Credit Suisse, PNC Bank, Amegy Bank, Allied Irish Bank, Hibernia Investments, Standard Chartered Bank, Woodforest National Bank, Standard Bank, Saudi American Bank, Banco Provincial, Citibank, Banesco, Venezolano de Credito, Banco Exterior CA, Westpac, and ABN-AMRO.
The Company has investments in the following list of entities:
Arabian CBI Ltd.
Arabian CBI Tank Manufacturing Company Limited
CBI (Malaysia) Sdn. Bhd.
CBI/ST Limited
Chicago Bridge & Iron Company (Egypt) LLC
Horton CBI, Limited
CBI (Philippines) Inc.
CBI (Thailand) Limited
Chicago Bridge & Iron Company & Co. L.L.C.
Please refer to Schedule 6.8 for a more detailed presentation.

Schedule 1.1.3 — Permitted Existing Liens
In 000’s of USD Equivalent
As of June 30, 2006
None

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of June 30, 2006
(See attached LC and Surety Bond reports)

Schedule 1.1.5 — Material Subsidiaries and Foreign Material
Subsidiaries that are not Excluded Foreign Subsidiaries as of June 30, 2006:
SUBSIDIARY BORROWERS;

	Organized	Equity
Chicago Bridge & Iron Company (Delaware)	Delaware	100.0%
CBI Services, Inc.	Delaware	100.0%
CB&I Constructors, Inc.	Texas	100.0%
CB&I Tyler Company	Delaware	100.0%
Chicago Bridge & Iron Company B.V.	Netherlands	100.0%
MATERIAL SUBSIDIARIES:

U.S. Material Subsidiaries	Organized	Equity
Chicago Bridge & Iron Company	Delaware	100.0%
Chicago Bridge & Iron Company (Delaware)	Delaware	100.0%
Chicago Bridge & Iron Company	Illinois	100.0%
CB&I Constructors, Inc.	Texas	100.0%
CB&I Tyler Company	Delaware	100.0%
CBI Services, Inc.	Delaware	100.0%
CBI Company Ltd.	Delaware	100.0%
CBI Overseas, LLC	Delaware	100.0%
Asia Pacific Supply Co.	Delaware	100.0%
Central Trading Company, Ltd.	Delaware	100.0%
Howe-Baker International, L.L.C.	Delaware	100.0%
Howe-Baker Engineers, Ltd.	Texas	100.0%
Howe-Baker Holdings, L.L.C.	Delaware	100.0%
Howe-Baker Management, L.L.C.	Delaware	100.0%
Matrix Engineering, Ltd.	Texas	100.0%
HBI Holdings, L.L.C.	Delaware	100.0%
Howe-Baker International Management, L.L.C.	Delaware	100.0%
A & B Builders, Ltd.	Texas	100.0%
Matrix Management Services, L.L.C.	Delaware	100.0%
Constructors International, L.L.C.	Delaware	100.0%
CB&I Woodlands LLC	Delaware	100.0%
CBI Americas, Ltd.	Delaware	100.0%
CSA Trading Company, Ltd.	Delaware	100.0%

Foreign Material Subsidiaries
Chicago Bridge & Iron Company B.V.	Netherlands	100.0%
Chicago Bridge & Iron (Antilles) N.V.	Curacao	100.0%
Lealand Finance Company B.V.	Netherlands	100.0%
Horton CBI, Limited	Canada	99.9%
CBI Constructors Limited	United Kingdom	100.0%
CBI (Europe) B.V.	Netherlands	100.0%
CBI Venezolana, S.A.	Venezuela	100.0%
CBI Construcciones S.A	Argentina	100.0%
CBI Constructors S.A. (Proprietary) Limited	South Africa	100.0%
CBI Eastern Anstalt	Liechtenstein	100.0%
CBI Constructors Pty. Ltd.	Australia	100.0%

Schedule 1.1.5 — Material Subsidiaries and Foreign Material
Subsidiaries that are not Excluded Foreign Subsidiaries as of June 30, 2006:

Foreign Material Subsidiaries	Organized	Equity
Arabian CBI Ltd.	Saudi Arabia	75.0%
CMP Holdings B.V.	Netherlands	100.0%
CBI Holdings (U.K.) Limited	United Kingdom	100.0%
CB&I (Nigeria) Limited	Nigeria	100.0%
Chicago Bridge & Iron (Espana) S.A.	Spain	100.0%
CBI (Philippines) Inc.	Philippines	99.9%
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands	100.0%
Pacific Rim Material Supply Company, Ltd.	Cayman Islands	100.0%
Southern Tropic Material Supply Company, Ltd.	Cayman Islands	100.0%
CB&I Hungary Holding Limited Liability Company	Hungary	100.0%
CB&I UK Limited	United Kingdom	100.0%
CBI Luxembourg S.A.R.L.	Luxembourg	100.0%
CBI Finance Company Limited	Ireland	100.0%
Woodlands International Insurance Co. Ltd.	Ireland	100.0%
Oceanic Contractors, Inc.	Delaware	100.0%
Material Supply Companies	Various	100.0%
FOREIGN SUBSIDIARIES THAT ARE NOT EXCLUDED FOREIGN SUBSIDIARIES:

Company Name	Organized	Equity
Chicago Bridge & Iron Company B.V.	Netherlands	100.0%
Chicago Bridge & Iron (Antilles) N.V.	Curacao	100.0%
Lealand Finance Company B.V.	Netherlands	100.0%
Horton CBI, Limited	Canada	99.9%
CBI Constructors Limited	United Kingdom	100.0%
CBI (Europe) B.V.	Netherlands	100.0%
CBI Venezolana, S.A.	Venezuela	100.0%
CBI Construcciones S.A	Argentina	100.0%
CBI Eastern Anstalt	Liechtenstein	100.0%
CBI Constructors Pty. Ltd.	Australia	100.0%
CMP Holdings B.V.	Netherlands	100.0%
CBI Holdings (U.K.) Limited	United Kingdom	100.0%
CB&I (Nigeria) Limited	Nigeria	100.0%
Chicago Bridge & Iron (Espana) S.A.	Spain	100.0%
CBI (Philippines) Inc.	Philippines	99.9%
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands	100.0%
Pacific Rim Material Supply Company, Ltd.	Cayman Islands	100.0%
Southern Tropic Material Supply Company, Ltd.	Cayman Islands	100.0%
CB&I Hungary Holding Limited Liability Company	Hungary	100.0%
CB&I UK Limited	United Kingdom	100.0%
CBI Luxembourg S.A.R.L.	Luxembourg	100.0%
CBI Finance Company Limited	Ireland	100.0%
Woodlands International Insurance Co. Ltd.	Ireland	100.0%
Oceanic Contractors, Inc.	Delaware	100.0%

SCHEDULE 1.1.6 — Definition of PMP in the Dutch Exemption Regulation
1.	a professional market party within the meaning of section 1a subsection three of the Exemption Regulation Securities Trade Act 1995.

2.	an enterprise or institution which, according to its balance sheet as at the end of the year preceding the date it extends the relevant repayable funds has assets totalling EUR 500,000,000 or more;

3.	an enterprise, institution or natural person which has net equity (eigen vermogen) totalling EUR 10,000,000 or more at the end of the year preceding the date it extends the relevant repayable funds and which has been active on the financial markets at least twice a month, on average, during two consecutive years preceding the date it extends the relevant repayable funds;

4.	a subsidiary of an enterprise or institution mentioned under 1 over which supervision is exercised by way of consolidation with the professional market party;

5.	an enterprise or institution which has a rating from an agency which is in the opinion of the Dutch Central Bank a professional rating agency or which offers securities which have a rating from an agency which is in the opinion of the Dutch Central Bank a professional rating agency;

The following entities are ‘professional market parties’ within the meaning of section 1a, subsection three of the Exemption Regulation Securities Trade Act 1995:
(a)	anyone who is under supervision of the Netherlands Authority for the Financial Markets and/or the Dutch Central Bank, or of a regulatory authority of another state which allows that entity to be active on the financial markets;

(b)	anyone who in any other way exercises a regulated activity on the financial markets;

(c)	the State of the Netherlands, the Dutch Central Bank, a foreign public body constituting part of the central government, Dutch and foreign regional and local governments, foreign central banks, international and supranational public institutions;

(d)	a legal entity or corporation which, according to the most recent financial statements or consolidated financial statements, complies with at least two of three of the following criteria: (i) an average number of employees during the financial year of 250 or more; (ii) assets totalling, according to its balance sheet, EUR 43 million or more; and (iii) yearly net revenues of at least EUR 50 million;

(e)	entities with statutory seat in the Netherlands which do not meet at least two of the three criteria mentioned in sub (d) above, which have asked the Dutch competent authority to be considered as professional market parties (and which consequently have been registered as such), as well as natural persons with place of residence in the Netherlands who have asked the Dutch competent authority to be considered as a professional market party, and who meet at least two of the following three criteria: (i) the person has carried out transactions of a significant size on securities markets at an average frequency of at least 10 per quarter over the previous four quarters, (ii) the size of the person’s securities portfolio is at least EUR 500,000, and (iii) the person works or has worked for at least one year in the financial sector in a professional position which requires knowledge of securities investment;

SCHEDULE 1.1.6 — Definition of PMP in the Dutch Exemption Regulation
(f)	a legal entity or corporation which has as its only business purpose the investment in securities;

(g)	entities which have been incorporated with the specific purpose of engaging in transactions with the goal of acquiring assets as referred to in Section 2:364 of the Dutch Civil Code which serve to provide security for securities which have been issued or will be issued, all to the extent such entities engage in such transactions.

Schedule 3.2 — Transitional Letters of Credit
to be rolled under the Second Amended and Restated Agreement

LC Number	Beneficiary	Value in USD
750105	AIG	4,437
SLT321426	Bank One NA	2,000
G5097/03	BP Exploration (Shah Deniz) Limited	135
751694	St Paul Fire and Marine Insurance	10,558
SLT751064	Continental Casualty Company	9,441
410972	Western Surety Company	4,040
410872	Dominion Cove Point LNG Lmt	21,200
410679	Trunkline LNG	9,461
332163	Southern LNG Inc.	5,000
SLT751624	Trunkline LNG Company, LLC	14,320
751680	Marathon Ashland Petroleum LLC	1,655
G5023/04	Aker Kvaerner Netherlands B.V.	75
ST4042/04	Atyrau Branch of PFD International LLC	628
G5002/04	MW Kellogg	34
752134	Mitsubishi Heavy Industries Ltd	7
G5011/04	Gulf Advanced Chemical Industries Company Ltd	533
410076	JGC (USA), Inc.	81
410634	Marathon Ashland Petroleum LLC	522
410692	Yankee Gas Services Company	20,000
ST4003/04	EnCana (UK) Limited	7,027
CPCS-638169	Gasmar S.A.	304
CPCS-647027	Salfa Montajes S.A.	238
642613	PFD International LLC	660
CPCS-646220	Tipiel S.A.	22
649901	Bear Head LNG c/o Anadarko Petroleum Corp	1,519
649902	Bear Head LNG c/o Anadarko Petroleum Corp	12,157
207192	Ingeneria y Construccion Sigdo Koppers S.A.	84
207123	Ingeneria y Construccion Sigdo Koppers S.A.	349
204167	Hitachi America Ltd	121
220666	Crystallex International Corporation	513
218562	Pluspetrol Peru	7,223
223002	CNOOC-Fujian LNG, ltd	5,115
227889	Marathon Petroleum Company	948
227859	CNOOC-Fujian LNG Co	2,010
273584	Refineria la Pompilla	295
273585	Refineria la Pompilla	197
273586	Refineria la Pompilla	131
3083786	Golden Pass	73,899
3083788	Golden Pass	26,101

Schedule 3.2 — Transitional Letters of Credit
to be rolled under the Second Amended and Restated Agreement

LC Number	Beneficiary	Value in USD
280418	Frontier El Dorado Refining	532
252574	Toyo Engineering India Ltd	60
251625	Federal Insurance Company	12,500
246955	Zurich American Insurance Company	20,000
251562	CNOOC-FUJIAN LNG CO	1,659
251601	CNOOC-FUJIAN LNG CO	626
264146	Alstom Power	500
264150	Pluspetrol Peru Corporation	763
264148	Pluspetrol Peru Corporation	90
264147	Pluspetrol Peru Corporation	3,879
256940	Golden Pass	9,323
256904	Marathon Petroleum Company	4,015
261737	Houston Fuel Oil Terminal Company	142
253550	Cabinda Gulf Oil Company Ltd	25,250
253547	Cabinda Gulf Oil Company Ltd	25,250
267705	Kinder Morgan Liquids Terminals LP	573
269049	Navajo Refining Company LP	678
3082329	Petrolium Company of TT Petrotrin	500
217595	Pluspetrol Peru Corporation S.A.	18,102
212424	Hovensa L.L.C.	1,353
213571	Compania de Petroleos de Chile COPEC	530
213570	Compania de Petroleos de Chile COPEC	113
533636030	Samsung Saudi Arabia Ltd	1,405
533636029	Samsung Saudi Arabia Ltd	562
533636028	Samsung Saudi Arabia Ltd	2,810
533636027	Samsung Saudi Arabia Ltd	843
281930	Petroterminal de Panama S.A.	250
286175	Zurich American Insurance Company	915
286747	Kinder Morgan Liquids Terminals, LP	321
286855	Air Liquide Process & Construction, Inc	2,813

	Sub-total:	379,395
	Plus 3% currency adjustment:	643

	Total:	380,038

Calculation of Foreign Currency LC’s:

ST4003/04	7,027
649902	12,157
533636030	1,405
533636027	843

Total USD Equiv. of Foreign Currency LC’s	21,432

3% adjustment to Total Utilization	643

Schedule 6.4 — Pro Forma Financial Statements
N/A

Schedule 6.7 — Litigation; Loss Contingencies and Violations
Antitrust Proceedings — In October 2001, the U.S. Federal Trade Commission (the “FTC” or the “Commission”) filed an administrative complaint (the “Complaint”) challenging our February 2001 acquisition of certain assets of the Engineered Construction Division of Pitt-Des Moines, Inc. (“PDM”) that we acquired together with certain assets of the Water Division of PDM (the Engineered Construction and Water Divisions of PDM are hereafter sometimes referred to as the “PDM Divisions”). The Complaint alleged that the acquisition violated Federal antitrust laws by threatening to substantially lessen competition in four specific markets in the United States: liquefied nitrogen, liquefied oxygen and liquefied argon (LIN/LOX/LAR) storage tanks; liquefied petroleum gas (LPG) storage tanks; liquefied natural gas (LNG) storage tanks and associated facilities; and field erected thermal vacuum chambers (used for the testing of satellites) (the “Relevant Products”).
On June 12, 2003, an FTC Administrative Law Judge ruled that our acquisition of PDM assets threatened to substantially lessen competition in the four business lines identified above and ordered us to divest within 180 days of a final order all physical assets, intellectual property and any uncompleted construction contracts of the PDM Divisions that we acquired from PDM to a purchaser approved by the FTC that is able to utilize those assets as a viable competitor.
We appealed the ruling to the full Federal Trade Commission. In addition, the FTC Staff appealed the sufficiency of the remedies contained in the ruling to the full Federal Trade Commission. On January 6, 2005, the Commission issued its Opinion and Final Order. According to the FTC’s Opinion, we would be required to divide our industrial division, including employees, into two separate operating divisions, CB&I and New PDM, and to divest New PDM to a purchaser approved by the FTC within 180 days of the Order becoming final. By order dated August 30, 2005, the FTC issued its final ruling substantially denying our petition to reconsider and upholding the Final Order as modified.
We believe that the FTC’s Order and Opinion are inconsistent with the law and the facts presented at trial, in the appeal to the Commission, as well as new evidence following the close of the record. We filed a petition for review of the FTC Order and Opinion with the United States Court of Appeals for the Fifth Circuit. We are not required to divest any assets until we have exhausted all appeal processes available to us, including the United States Supreme Court. Because (i) the remedies described in the Order and Opinion are neither consistent nor clear, (ii) the needs and requirements of any purchaser of divested assets could impact the amount and type of possible additional assets, if any, to be conveyed to the purchaser to constitute it as a viable competitor in the Relevant Products beyond those contained in the PDM Divisions, and (iii) the demand for the Relevant Products is constantly changing, we have not been able to quantify the potential effect on our financial statements. The divested entity could include, among other things, certain fabrication facilities, equipment, contracts and employees of CB&I. The remedies contained in the Order, depending on how and to the extent they are implemented to establish a viable competitor in the Relevant Products, could have an adverse effect on us, including the possibility of a potential write-down of the net book value of divested assets, a loss of revenue relating to divested contracts and costs associated with a divestiture.
Securities Class Action — A class action shareholder lawsuit was filed on February 17, 2006 against us, Gerald M. Glenn, Robert B. Jordan and Richard E. Goodrich in the United States District Court for the Southern District of New York entitled Welmon v. Chicago Bridge & Iron Company N.V., et. al. (No. 06 CV 1283). The Complaint was filed on behalf of a purported class consisting of all those who purchased or otherwise acquired our securities from March 9, 2005 through February 3, 2006 and were damaged thereby.

Schedule 6.7 — Litigation; Loss Contingencies and Violations
The action asserts claims under the U.S. securities laws and alleges, among other things, that we materially overstated our financial results during the class period by misapplying percentage-of-completion accounting and did not follow our publicly stated revenue recognition policies.
Since the initial lawsuit, other suits containing substantially similar allegations and with similar, but not exactly the same, class periods were filed.
On July 5, 2006, a single Consolidated Amended Complaint was filed in the Welmon action in the Southern District of New York consolidating all previously filed actions. We and the individual defendants plan to file a motion to dismiss the Complaint, which is currently scheduled to be heard by the Court in October 2006 after briefing is completed. Although we believe that we have meritorious defenses to the claims made in the above action and intend to contest it vigorously, an adverse resolution of the action could have a material adverse effect on our financial position and results of operations in the period in which the lawsuit is resolved.
Environmental Matters — Our operations are subject to extensive and changing U.S. federal, state and local laws and regulations and laws outside the U.S. establishing health and environmental quality standards, including those governing discharges and pollutants into the air and water and the management and disposal of hazardous substances and wastes. This exposes us to potential liability for personal injury or property damage caused by any release, spill, exposure or other accident involving such substances or wastes.
In connection with the historical operation of our facilities, substances which currently are or might be considered hazardous were used or disposed of at some sites that will or may require us to make expenditures for remediation. In addition, we have agreed to indemnify parties to whom we have sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred. We are not aware of any manifestation by a potential claimant of its awareness of a possible claim or assessment with respect to any such facility.
We believe that we are currently in compliance, in all material respects, with all environmental laws and regulations. We do not anticipate that we will incur material capital expenditures for environmental controls or for investigation or remediation of environmental conditions during the remainder of 2006 or 2007.
Asbestos Litigation — We are a defendant in a number of lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. As of June 30, 2006, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount per claim of approximately one thousand dollars. With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any.

Schedule 6.7 — Litigation; Loss Contingencies and Violations
We review each case on its own merits and make accruals based on the probability of loss and our ability to estimate the amount of liability and related expenses, if any. We do not currently believe that any unresolved asserted claims will have a material adverse effect on our future results of operations or financial position and at June 30, 2006 we had accrued $879,000 for liability and related expenses. We are unable to quantify estimated recoveries for recognized and unrecognized contingent losses, if any, that may be expected to be recoverable through insurance, indemnification arrangements or other sources because of the variability in the coverage amounts, deductibles, limitations and viability of carriers with respect to our insurance policies for the years in question.
Other — We were served with subpoenas for documents on August 15, 2005 and January 24, 2006 by the Securities and Exchange Commission in connection with its investigation titled “In the Matter of Halliburton Company, File No. HO-9968,” relating to an LNG construction project on Bonny Island, Nigeria, where we served as one of several subcontractors to a Halliburton affiliate. We are cooperating fully with such investigation.

Schedule 6.8 — Subsidiaries
850 PINE STREET INC.
Incorporated State: DELAWARE
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	1,000.00	100.0000%
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Incorporated State: Texas
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	99.00	99.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Matrix Management Services, L.L.C. (General Partner) 1%	1.00	1.0000%
Arabian CBI Ltd.
Incorporated State: Saudi Arabia
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%	75.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Saleh Abdullah Alfadl	70.00	17.5000%	17.5000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Ibrahim Abdullah Alfadl	30.00	7.5000%	7.5000%
Arabian CBI Tank Manufacturing Company Limited
Incorporated State: Saudi Arabia
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Commercial & Industrial Services Co. Ltd.	100.00	25.0000%
Arabian Gulf Material Supply Company, Ltd.
Incorporated State: Cayman Islands

Schedule 6.8 — Subsidiaries
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Asia Pacific Supply Co.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%
Atlantis Contractors Inc.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%	100.0000%
CB&I (Global Services) Limited
Incorporated State: Dublin
Ordinary

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000.00	100.0000%
CB&I (Nigeria) Limited
Incorporated State: Nigeria
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	4,999,999.00	100.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B.V.	1.00	0.0000%
CB&I CANADA LTD.
Incorporated State: Halifax
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	100.00	100.0000%

Schedule 6.8 — Subsidiaries
CB&I Constructors, Inc.
Incorporated State: Texas
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000,000.00	100.0000%	100.0000%
Preferred Shares
CB&I Engineering Consultant (Shanghai) Co. Ltd.
Incorporated State: Shanghai
Capital Contributions

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B. V.
CB&I Europe B. V.
Incorporated State: The Netherlands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.	40.00	100.0000%	100.0000%
CB&I Finance Company Limited
Incorporated State: Dublin
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	2.00	100.0000%
CB&I HOUSTON 06 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 07 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%

Schedule 6.8 — Subsidiaries
CB&I HOUSTON 08 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 09 LLC
Incorporated State: Delaware
CB&I HOUSTON 10 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 11 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 12 LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 13 LLC
Incorporated State: Delaware
CB&I HOUSTON LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK, Limited	1.00	100.0000%

Schedule 6.8 — Subsidiaries
CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Incorporated State: Hungary
Registered Capital

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	14,500.00	96.6667%
Chicago Bridge & Iron Company B.V.	500.00	3.3333%
CB&I John Brown (Australia) Pty Ltd.
Incorporated State: Australia
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%
CB&I London
Incorporated State: London
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%
CB&I Paddington Limited
Incorporated State: London
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	3,589,077.00	100.0000%
CB&I Tyler Company
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
Preferred Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I WOODLANDS LLC	10.00	100.0000%

Schedule 6.8 — Subsidiaries
CB&I UK LIMITED
Incorporated State: Staines, Middlesex
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.0000%
Chicago Bridge & Iron Company B.V.	117,074,740.00	100.0000%
CB&I WOODLANDS LLC
Incorporated State: Delaware
Membership Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	2.00	100.0000%
CBI (Malaysia) Sdn. Bhd.
Incorporated State: Malaysia
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	735,000.00	49.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Haji Sulaiman Bin Ali	140,000.00	9.3333%
Abdul R. Muhammed	30,000.00	2.0000%
Datuk Abdullah Bin Ali	595,000.00	39.6667%
CBI (Philippines) Inc.
Incorporated State: Philippines
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,199,993.00	99.9994%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Carlito H. Javier	1.00	0.0001%
Salomon F. Reyes	1.00	0.0001%
Silverio S. Tayao	1.00	0.0001%
Badong, Orlando B.	1.00	0.0001%
Tsurusaki, Kenneth T.	1.00	0.0001%
Chung-Han, Ping	1.00	0.0001%
David J. Cochrane	1.00	0.0001%

Schedule 6.8 — Subsidiaries
CBI (Thailand) Limited
Incorporated State: Bangkok Metropolis, Thailand
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499,998.00	49.9998%
Neo Creator Co, Limited	499,997.00	49.9997%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Ping-Chung Han	1.00	0.0001%
Poosit Titanantabutr	1.00	0.0001%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Vasinwatanapong, Pattara	1.00	0.0001%
Sensupa, Satit	1.00	0.0001%
Malawan, Anawat	1.00	0.0001%
CBI ARUBA N.V.
Incorporated State: ARUBA
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	5,000.00	100.0000%
CBI Americas Ltd.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%
CBI Bahamas Limited
Incorporated State: Bahamas
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	5,000.00	100.0000%
CBI Caribe, Limited
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,128.00	60.8000%	60.8000%

Schedule 6.8 — Subsidiaries
CBI Company Ltd.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	5,310.00	100.0000%	100.0000%
CBI Construcciones S.A.
Incorporated State: Argentina
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	5.0000%
Chicago Bridge & Iron Company B.V.	950,000.00	95.0000%
CBI Constructors (Jebel Ali) FZE
Incorporated State: Dubai
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%
CBI Constructors (PNG) Pty. Limited
Incorporated State: Papua New Guinea
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Holdings Pty. Limited	100,000.00	100.0000%
CBI Constructors Limited
Incorporated State: United Kingdom
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Holdings (U.K.) Limited	163,536.00	100.0000%
CBI Constructors Pty. Limited
Incorporated State: New South Wales
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	302,623.00	100.0000%

Schedule 6.8 — Subsidiaries
CBI Constructors S.A. (Proprietary) Limited
Incorporated State: South Africa
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	263,000.00	100.0000%
CBI Eastern Anstalt
Incorporated State: Vaduz, Liechtenstein
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%	100.0000%
CBI Holdings (U.K.) Limited
Incorporated State: United Kingdom
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000,001.00	100.0000%
CBI Ireland Limited
Incorporated State: Ireland
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	50.00	98.0392%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Hendrik Schurink	1.00	1.9608%
CBI JAMAICA LIMITED
Incorporated State: JAMAICA
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	5,000.00	100.0000%

Schedule 6.8 — Subsidiaries
CBI Luxembourg S.a.r.l.
Incorporated State: Luxembourg
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	640.00	100.0000%
CBI Overseas, LLC
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	0.00
CBI Services, Inc.
Incorporated State: Delaware
Preferred Shares Series B

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	8,000.00	100.0000%
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	11,000.00	100.0000%	100.0000%
Preferred Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	22,202.00	100.0000%
CBI Venezolana, S. A.
Incorporated State: Venezuela
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	17,200.00	100.0000%

Schedule 6.8 — Subsidiaries
CBI de Nicaragua, Sociedad Anónima
Incorporated State: Nicaragua
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Caribe, Limited	1.00	0.1000%
Chicago Bridge & Iron Company	1.00	0.1000%
CBI Company Ltd.	998.00	99.8000%
CBI de Venezuela, C. A.
Incorporated State: Venezuela
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	25,050.00	100.0000%
CMP Holdings B.V.
Incorporated State: The Netherlands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	42,889,195.00	100.0000%	100.0000%
CSA Trading Company Ltd.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%
Cape Steel Material Supply Company, Ltd.
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Central Trading Company, Ltd.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%

Schedule 6.8 — Subsidiaries
Chicago Bridge & Iron (Antilles) N. V.
Incorporated State: Curacao
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	6,000.00	100.0000%	100.0000%
Chicago Bridge & Iron (España) S.A.
Incorporated State: Spain
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	25,000,000.00	100.0000%
Chicago Bridge & Iron Company
Incorporated State: Illinois
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	100.00	100.0000%	100.0000%
Chicago Bridge & Iron Company & Co. L.L.C.
Incorporated State: Oman
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	105,000.00	70.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Sayyid Slaem Musallam Ali Al Bussaidy	45,000.00	30.0000%

Schedule 6.8 — Subsidiaries
Chicago Bridge & Iron Company (Delaware)
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company (Egypt) LLC
Incorporated State: Giza
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,600.00	80.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Basil Marco	200.00	10.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Mike Nassar	200.00	10.0000%
Chicago Bridge & Iron Company B.V.
Incorporated State: The Netherlands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Lealand Finance Company B.V.	50.00	100.0000%	100.0000%
Chicago Bridge & Iron Company N.V.
Incorporated State: The Netherlands
Common Shares
Chicago Bridge Uruguay S.A.
Incorporated State: Uruguay
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	262,500.00	100.0000%

Schedule 6.8 — Subsidiaries
Chicago Bridge de México, S.A. de C.V.
Incorporated State: Mexico
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.1000%
Chicago Bridge & Iron Company B.V.	999.00	99.9000%
Constructora C.B.I. Limitada
Incorporated State: Chile
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,050.00	1.0000%	1.0000%
CBI Company Ltd.	202,950.00	99.0000%	99.0000%
Constructors International, L.L.C.
Incorporated State: Delaware
Units of Ownership
Fibre Making Processes, Inc.
Incorporated State: Illinois
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	750.00	100.0000%
HBI Holdings, LLC
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International Management, LLC	100.00	100.0000%
Highland Trading Company, Ltd.
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
APS Holdings Co.	2.00	100.0000%	100.0000%

Schedule 6.8 — Subsidiaries
Horton CBI, Limited
Incorporated State: Canada
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	64,965.00	99.9785%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
William Inman	13.00	0.0200%
Phil Chasin	1.00	0.0015%
Howe-Baker Eastern Limited
Incorporated State: United Kingdom
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1.00	100.0000%
Howe-Baker Engineers, Ltd.
Incorporated State: Texas
Stock Units

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.00	99.0000%
Howe-Baker Management, L.L.C.	1.00	1.0000%
Howe-Baker Holdings, L.L.C.
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International Management, LLC	100.00	100.0000%
Howe-Baker International Management, LLC
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International, L.L.C.	100.00	100.0000%

Schedule 6.8 — Subsidiaries
Howe-Baker International, L.L.C.
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	880.00	100.0000%
Howe-Baker Management, L.L.C.
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	1,000.00	100.0000%
International Process Supply Company, Ltd
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	100.0000%
JOHN BROWN HYDROCARBONS B.V.
Incorporated State: The Netherlands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.
JOHN BROWN KISH LTD.
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED
Lealand Finance Company B.V.
Incorporated State: The Netherlands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	40.00	100.0000%

Schedule 6.8 — Subsidiaries
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Incorporated State: Texas
Capital Contributions

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.90	99.9000%
Howe-Baker International Management, LLC	0.10	0.1000%
Matrix Management Services, L.L.C.
Incorporated State: Delaware
Units of Ownership

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	100.00	100.0000%
NM-CBI
Incorporated State: Trinidad
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Company Ltd.	100.00	100.0000%
Neo Creator Co, Limited
Incorporated State: Bangkok Metropolis, Thailand
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499.00	49.9000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Satit Sensupa	1.00	0.1000%
Adisak Poonithet	1.00	0.1000%
Thansammorn Manasarn	1.00	0.1000%
Anawat Malamarn	1.00	0.1000%
Patthara Wasinwatthanapong	1.00	0.1000%
Pongyuth Chueasoey	1.00	0.1000%
Chairat Traisarnsri	1.00	0.1000%
VPPW Business Consultant Ltd.	494.00	49.4000%

Schedule 6.8 — Subsidiaries
Oasis Supply Company Anstalt
Incorporated State: Vaduz, Liechtenstein
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Eastern Anstalt	1.00	100.0000%
Oasis Supply Company, Ltd.
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
APS Holdings Co.	2.00	100.0000%	100.0000%
Oceanic Contractors, Inc.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	45,720.00	100.0000%	100.0000%
Oxford Metal Supply Limited
Incorporated State: United Kingdom
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Constructors Limited	99.00	99.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Robert McKenzie	1.00	1.0000%
P.T. Chicago Bridge & Iron
Incorporated State: Indonesia
Common Shares
Pacific Rim Material Supply Company, Ltd.
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%

Schedule 6.8 — Subsidiaries
Southern Tropic Material Supply Company, Ltd.
Incorporated State: Cayman Islands
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Tank Constructors Limited
Incorporated State: London
UltraPure Services, Inc.
Incorporated State: Delaware
Common Shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
WOODLANDS INTERNATIONAL INSURANCE COMPANY
Ordinary

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	860,000.00	100.0000%

Schedule 6.17 — Environmental Matters
A (iii) A subsidiary of the Company is subject to a consent order at its former facility in New Castle, Delaware.
     Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004 and 2005.
A (iv) The Company and its subsidiaries have operated for many years at many facilities at which there are or may have been landfills, waste piles, underground storage tanks, aboveground storage tanks, surface impoundments and hazardous waste storage facilities of all kinds, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment or asbestos containing materials.
A (v) A subsidiary of the Company was a minority shareholder in a company which owned or operated wood treating facilities at sites in the United States, some of which are currently under investigation, monitoring or remediation under various environmental laws. With respect to some of these sites, the subsidiary has been named a potentially responsible party (“PRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws. Without admitting any liability, the subsidiary has entered into a consent decree with the federal government regarding one of these sites and has had an administrative order issued against it with respect to another. Without admitting any liability, the subsidiary has reached settlements at most sites, which require the other PRP’s to perform the environmental clean-up. In July, 1996, a judgment in favor of the subsidiary was entered in the suit Aluminum Company of America v. Beazer East, Inc. v. Chicago Bridge & Iron Company, instituted in January 1991, before the U.S. District Court for the Western District of Pennsylvania. On September 2, 1997, the United States Court of Appeals for the Third Circuit affirmed the judgment in favor of the subsidiary. There were no further appeals.
     The Company has agreed to indemnify parties to whom it has sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.
     Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004 and 2005.

Schedule 7.3 (N) — Existing Restrictions

1)	CBI Constructors Pty. Ltd.	(Borrower)
Australia and New Zealand
	Banking Group Limited	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in
writing prior to the remittance of monies by way of a loan or dividend

2)	CBI Constructors Pty. Ltd.	(Borrower)
	HSBC Bank	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in
writing prior to the remittance of monies by way of a loan or dividend
2)	CBI Constructors S.A.
	(Pty.) Limited	(Borrower)

	Restriction/Condition	As a non-resident controlled company; Borrower must be capitalized in an amount not less than one third of its shareholders’ loan funds. Dividend payments are subject to 12.5% secondary tax.

Schedule 7.3 (S) — Permitted Restricted Payments
Executive Equity Repurchase Payment not exceeding $36,500,000.
Effective February 6, 2006, a former executive received, pursuant to and as required by the Company’s Management Defined Contribution Plan (“Plan”) dated March 26, 1997, distribution of 2,485,352 restricted stock units from a rabbi trust. To satisfy our responsibility under the Plan for all applicable tax withholding, the Company withheld 901,532 shares, at a cost of approximately $20.1 million, as treasury shares.
Of the remaining 1,583,820 shares, the former executive can exercise a put to the Company through January 30, 2007 for up to 1,456,720 shares. If exercised, the Company would purchase such shares at the average of the high and low share price on the date the put exercise notice is received by the CB&I.

Schedule 1.1.4 — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
98 CMP BV	SB 11280	ABN Amro Bank — Dubai	PFD (UK) Limited	Performance	1/14/2004	1/1/2007	0	0	784,386
98 CMP BV	2004.000.634 / 10847 AA 00019	ABN Amro Bank — Dubai	PFD (UK) LIMITED	Performance	1/13/2004	1/13/2007	0	0	784,386
68 CBI Eastern Anstalt	PPU/LA7801	ABN Amro Bank — Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	2/27/2001	3/1/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	008330/0000/00	ABN Amro Bank — Dubai	Ministry of Labor	Labor Guarantee	7/24/2001	7/23/2007	AED	3,000	817
68 CBI Eastern Anstalt	LA9275	ABN Amro Bank — Dubai	Ministry of Labor	Labor Guarantee	5/2/2002	5/2/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	0008302/0000/00	ABN Amro Bank — Dubai	Ministry of Labor	Labor Guarantee	7/15/2001	10/15/2006	AED	24,000	6,533
68 CBI Eastern Anstalt	LA12751	ABN Amro Bank — Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	3/10/2005	3/9/2007	AED	50,000	13,611
73 CBI Constructors FZE	PPU/LA8838	ABN Amro Bank — Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	7/26/2001	7/25/2006	AED	75,000	20,416
61 CBI Constructors Pty (Australia)	3325392	ANZ Australian-New Zealand Banking Group	Blacktown Council	Financial	7/6/1992	10/10/2006	AUD	84,500	61,677
61 CBI Constructors Pty (Australia)	3335992	ANZ Australian-New Zealand Banking Group	Shepparton Waterboard	Performance	11/25/1992	10/10/2006	AUD	7,996	5,836
61 CBI Constructors Pty (Australia)	98385	ANZ Australian-New Zealand Banking Group	Blacktown City Council	Financial	12/15/1998	10/10/2006	AUD	66,000	48,173
61 CBI Constructors Pty (Australia)	21197	ANZ Australian-New Zealand Banking Group	Internal Revenue PNG	Financial	10/16/1997	10/31/2006	PGK	32,528	10,464
61 CBI Constructors Pty (Australia)	29070196-A	ANZ Australian-New Zealand Banking Group	Collector of Customs PNG	Financial	7/13/1996	3/31/2007	PGK	4,598	1,479
69 Arabian CBI Ltd	OG303780DAM	Arab National Bank	Saudi Archirodon	Performance	5/4/2004	9/30/2006	SAR	4,175,000	1,113,139
69 Arabian CBI Ltd	OG303262DAM	Arab National Bank	National Contracting Company	Retention	11/15/2003	9/30/2006	0	0	529,850
584 CB & I (UK)	MRGI4811445	Barclays Bank	Grain LNG Limited	Performance	8/4/2005	11/27/2010	GBP	12,383,106	22,487,102
45 Central Trading Company Ltd	BMCH88830OS	BMO Bank of Montreal	Abastecedora de Combustibles S.A.	Performance	10/22/2004	8/31/2006	0	0	474,702
58 CB & I (UK)	BMCH16688OS	BMO Bank of Montreal	Citibank International PLC	Warranty	6/12/2003	1/30/2007	GBP	117,000	212,466
92 Howe Baker Engineers	BMTO102623OG	BMO Bank of Montreal	Raffineria Di Milazzo S.c.P.A.	Advance	5/19/2005	4/1/2007	0	0	306,600
94 Callidus Technologies LLC	BMCH16694OS	BMO Bank of Montreal	Jubail United Petrochemical	Performance	6/28/2002	7/8/2006	0	0	353,098
94 Callidus Technologies LLC	BMCH16708OS	BMO Bank of Montreal	KJT Engenharia Materiais E Servicos Para A Industr	Warranty	4/24/2003	8/29/2006	0	0	55,365
94 Callidus Technologies LLC	BMCH16712OS	BMO Bank of Montreal	Technip Benelux B.V.	Warranty	6/20/2003	6/30/2006	EUR	23,126	29,021
55 Horton CBI, Ltd	BMCH16684OS	BMO Bank of Montreal	Imperial Oil ltd	Performance	8/5/2002	12/31/2007	CAD	150,000	133,916
68 CBI Eastern Anstalt	EBI-PBG-0200596	Emirates Bank Int'l	Enel Power SpA	Performance	3/20/2002	7/25/2006	0	0	560,000
68 CBI Eastern Anstalt	EBI1OG06002669	Emirates Bank Int'l	Nouman Fouad Trading	Financial	6/18/2006	5/28/2007	AED	6,000,000	1,633,260
68 CBI Eastern Anstalt	EBI1OG06002754	Emirates Bank Int'l	Enoc Processing Company LLC	Performance	6/22/2006	6/27/2007	0	0	751,000
68 CBI Eastern Anstalt	EBI1OG06002905	Emirates Bank Int'l	Contracting and Trading Co. "CAT"	Performance	6/29/2006	1/24/2007	0	0	117,994
02 CBI Foreign	EBI-PFG-0200344	Emirates Bank Int’l	Saudi Aramco — Qatif	Performance	2/19/2002	7/1/2006	0	0	5,786,135
69 Arabian CBI Ltd	EBI1OG06001334	Emirates Bank Int'l	AMC Industrial Construction Company Limited	Advance	3/30/2006	2/26/2008	0	0	2,556,120
61 CBI Constructors Pty (Australia)	30068	HSBC	Paramount (WA) PTY Ltd.	Retention	8/15/2003	10/18/2006	AUD	2,598,186	1,896,416
61 CBI Constructors Pty (Australia)	40029	HSBC	Henry Walker Eltin Contracting Pty. Ltd.	Performance	4/2/2004	11/8/2006	AUD	830,710	606,335
61 CBI Constructors Pty (Australia)	40062	HSBC	Worsley Alumina Pty Ltd.	Performance	7/26/2004	10/26/2006	AUD	378,510	276,274
61 CBI Constructors Pty (Australia)	40063	HSBC	Worsley Alumina Pty. Ltd.	Performance	7/26/2004	10/26/2006	AUD	378,510	276,274
61 CBI Constructors Pty (Australia)	20095	HSBC	ANZ Bank	Financial	12/24/2003	9/30/2006	AUD	1,330,000	970,767
61 CBI Constructors Pty (Australia)	40013	HSBC	John & Susan Kupferman	Financial	2/19/2004	1/12/2008	AUD	61,500	44,889
61 CBI Constructors Pty (Australia)	40114	HSBC	Ravensthorpe Nickel Corporation	Performance	12/24/2004	12/24/2006	AUD	1,781,140	1,300,054
61 CBI Constructors Pty (Australia)	40115	HSBC	Ravensthorpe Nickel Operations	Performance	12/24/2004	12/24/2006	AUD	1,781,140	1,300,054
61 CBI Constructors Pty (Australia)	40116	HSBC	Ravensthorpe Nickel Operations	Advance	12/24/2004	12/24/2006	AUD	3,562,280	2,600,108
61 CBI Constructors Pty (Australia)	50023	HSBC	Worsley Alumina Pty Australia	Performance	4/5/2005	10/5/2006	AUD	1,500,000	1,094,850
61 CBI Constructors Pty (Australia)	50024	HSBC	Worsley Alumina Pty Australia	Performance	4/5/2005	10/28/2006	AUD	1,500,000	1,094,850
61 CBI Constructors Pty (Australia)	50046	HSBC	Ravensthorpe Nickel Operations	Performance	5/13/2005	10/13/2006	AUD	284,910	207,956
61 CBI Constructors Pty (Australia)	50047	HSBC	Ravensthorpe Nickel Operations	Advance	5/13/2005	10/13/2006	AUD	569,820	415,912
61 CBI Constructors Pty (Australia)	50048	HSBC	Ravensthorpe Nickel Operations	Performance	5/13/2005	10/13/2006	AUD	284,910	207,956
61 CBI Constructors Pty (Australia)	50054	HSBC	Water Corporation	Performance	5/19/2005	10/19/2006	AUD	159,137	116,154
61 CBI Constructors Pty (Australia)	50125	HSBC	Vopak Terminal Australia Pty Ltd.-Botany Bay	Performance	10/12/2005	12/21/2007	AUD	1,419,871	1,036,364
61 CBI Constructors Pty (Australia)	50126	HSBC	Vopak Terminal Australia Pty Ltd — Darwin	Performance	10/12/2005	9/29/2006	AUD	455,172	332,230
61 CBI Constructors Pty (Australia)	50127	HSBC	Vopak Terminal Australia Pty Ltd — Darwin	Performance	10/12/2005	9/29/2007	AUD	455,172	332,230
61 CBI Constructors Pty (Australia)	50128	HSBC	Vopak Terminal Australia Pty Ltd — Botany Bay	Performance	10/12/2005	12/21/2006	AUD	1,419,871	1,036,364
117 Pacific Rim-Fujian Br.	PEBPTH050060	HSBC — Australia	CNOOC Fujian	Performance	6/8/2005	6/8/2013	0	0	10,025,325
117 Pacific Rim-Fujian Br.	APGTH050061	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	4,545,547
117 Pacific Rim-Fujian Br.	APGPTH050065	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	2,272,774
117 Pacific Rim-Fujian Br.	APGPTH050066-	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	2,272,774
116 WOFE (Engg. & Construction)	APGPTH050062	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	CNY	2,115,001	264,164

Schedule 1.1.4 — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
116 WOFE (Engg. & Construction)	APGPTH50163	HSBC — Australia	CNOOC - FUJIAN	Advance	12/22/2005	6/8/2008	CNY	1,700,794	212,429
77 CBI ST Limited(Thailand)	PEBPTH050074 / 50074	HSBC — Australia	Terminals Pty Ltd.	Performance	6/20/2005	6/29/2007	THB	3,189,962	82,939
77 CBI ST Limited(Thailand)	60068	HSBC — Australia	ABB Process Solutions & Services S.p.A	Advance	5/11/2006	6/18/2007	0	0	361,061
77 CBI ST Limited(Thailand)	60069	HSBC — Australia	ABB Process Solutions & Services S.p.A	Performance	5/11/2006	6/18/2009	0	0	361,061
11 Pacific Rim Material Supply Company	60070	HSBC — Australia	ABB Process Solutions & Servicess S.p.A	Advance	5/11/2006	12/30/2006	0	0	661,878
11 Pacific Rim Material Supply Company	60071	HSBC — Australia	ABB Processs Solutions & Services S.p.A.	Advance	5/11/2006	12/30/2006	0	0	165,470
11 Pacific Rim Material Supply Company	60072	HSBC — Australia	ABB Process Solutions & Services S.p.A	Performance	5/11/2006	6/18/2009	0	0	339,039
505 CBI Europe BV (China)	60045	HSBC — Australia	Zhejiang China	Bid	3/3/2006	9/3/2006	0	0	100,000
505 CBI Europe BV (China)	60052	HSBC — Australia	Shanghai LNG Company	Bid	3/24/2006	9/24/2006	0	0	200,000
508 CBI Europe/Chengda Cons	APGPTH050063	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	934,229
508 CBI Europe/Chengda Cons	60004	HSBC — Australia	CNOOC - Fujian	Advance	1/11/2006	1/10/2008	CNY	414,207	51,734
508 CBI Europe/Chengda Cons	APGPTH50162	HSBC — Australia	CNOOC-FUJIAN	Advance	12/22/2005	6/8/2008	0	0	667,000
509 CHENGDA	APGPTH050064	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	CNY	9,725,877	1,214,762
509 CHENGDA	APGPTH50161	HSBC — Australia	CNOOC-FUJIAN	Advance	12/22/2005	6/8/2008	CNY	8,810,501	1,100,432
23 CBI Overseas, LLC	REB/CCO/052296/B / PEB SGH 051713	HSBC — Bank Middle East	Exxon Mobil Asia Pacific Pte Ltd.	Retention	6/23/2005	7/31/2006	SGD	1,780,000	1,114,173
68 CBI Eastern Anstalt	PEB/CCO/061333/B / PEB DOH 061055	HSBC — Bank Middle East	Fluor Mideast Limited	Performance	4/3/2006	6/16/2009	0	0	15,398,782
68 CBI Eastern Anstalt	APG/CCO/510392/B	HSBC — Bank Middle East	Snamprogetti S.p.A	Advance/Retention	9/28/2005	5/4/2008	0	0	14,000,000
68 CBI Eastern Anstalt	PEB/CCO/510393/B	HSBC — Bank Middle East	Snamprogetti S.p.A.	Performance	9/28/2005	3/3/2010	0	0	14,000,000
68 CBI Eastern Anstalt	GTE/CCO/520451/B	HSBC — Bank Middle East	Snamprogetti S.p.A.	Performance	12/12/2005	7/12/2006	0	0	32,061
68 CBI Eastern Anstalt	GTE/CCO/066945/B	HSBC — Bank Middle East	Snamprogetti SPA	Performance	4/6/2006	9/30/2006	0	0	804,193
68 CBI Eastern Anstalt	GTE/CCO/065696/B	HSBC — Bank Middle East	Snamprogetti S.P.A	Performance	2/14/2006	7/31/2006	0	0	4,630,125
68 CBI Eastern Anstalt	PEB/CCO/037573/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	8/24/2003	9/19/2007	0	0	4,835,312
68 CBI Eastern Anstalt	PEB/CCO/047267/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	6/29/2004	5/30/2008	0	0	4,410,312
68 CBI Eastern Anstalt	PEB/CCO/055418/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	6/30/2006	0	0	80,000
68 CBI Eastern Anstalt	PEB/CCO/055419/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	10/31/2006	0	0	19,500
68 CBI Eastern Anstalt	PEB/CCO/057325/B	HSBC — Bank Middle East	Arabian Bemco Contracting Co. Ltd.	Performance	5/5/2005	6/30/2007	0	0	76,250
68 CBI Eastern Anstalt	PEB/CCO/053673/B	HSBC — Bank Middle East	SNC-Lavalin Gulf Contractors	Performance	8/10/2005	7/10/2006	0	0	146,600
68 CBI Eastern Anstalt	PEB/CCO/044089/B / PEB DOH 042531	HSBC — Bank Middle East	Qatar Fuel (WOQOD)	Performance	11/24/2004	12/31/2006	QAR	775,000	212,234
68 CBI Eastern Anstalt	GTE/CCO/066195/B	HSBC — Bank Middle East	Snamprogetti S.P.A	Performance	3/8/2006	8/31/2006	0	0	3,000,364
68 CBI Eastern Anstalt	APG/CCO/057459/B	HSBC — Bank Middle East	SNC Lavalin Gulf Contractors	Advance	5/14/2005	7/14/2006	0	0	146,600
68 CBI Eastern Anstalt	GTE/CCO/065695/B	HSBC — Bank Middle East	Snamprogetti S.P.A	Performance	2/14/2006	7/31/2006	0	0	2,765,251
101 CBI Company & Co. LLC	PEB/CCO/038279/B	HSBC — Bank Middle East	JGC Corporation	Performance	10/23/2003	7/1/2006	0	0	867,435
101 CBI Company & Co. LLC	APG/CCO/053010/G / APG BAF 050034	HSBC — Bank Middle East	Oman Proman Contracting and Trading LLC	Advance	6/28/2005	12/31/2007	0	0	1,000,000
12 Arabian Gulf Material Supply Company	APG/CCO/052670/B / 2015	HSBC — Bank Middle East	Proman GmbH	Advance	6/24/2005	1/20/2007	0	0	970,000
68 CBI Eastern Anstalt	PEB/CCO/510045/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	9/13/2005	12/26/2007	0	0	41,000
68 CBI Eastern Anstalt	GTE/CCO/066946/B	HSBC — Bank Middle East	Snamprogetti SPA	Performance	4/6/2006	9/30/2006	0	0	3,713,719
69 Arabian CBI Ltd	PEB/CCO/059289/B	HSBC — Bank Middle East	JGC Arabia Limited	Performance	8/8/2005	8/8/2006	SAR	6,476,250	1,726,698
69 Arabian CBI Ltd	APG/CCO/059288/B	HSBC — Bank Middle East	JGC Arabia Limited	Advance	8/8/2005	8/8/2006	SAR	2,276,250	606,894
69 Arabian CBI Ltd	GTE/CCO/510450/B	HSBC — Bank Middle East	JGC Arabia Limited	Advance	10/1/2005	10/1/2006	SAR	14,700,000	3,919,314
72 Oasis Supply Company Anstalt	PEB/CCO/059290/B	HSBC — Bank Middle East	JGC Corporation	Performance	8/6/2005	8/6/2006	0	0	100,000
72 Oasis Supply Company Anstalt	GTE/CCO/511052/B	HSBC — Bank Middle East	JGC Corporation	Advance	11/1/2005	11/1/2006	0	0	350,000
72 Oasis Supply Company Anstalt	GTE/CCO/512138/B	HSBC — Bank Middle East	JGC Corporation	Advance	1/3/2006	1/3/2007	0	0	100,000
69 Arabian CBI Ltd	GTE/CCO/512137/B	HSBC — Bank Middle East	JGC Arabia Limited	Advance	1/3/2006	1/3/2007	SAR	4,200,000	1,119,804
68 CBI Eastern Anstalt	LG2002382	Lloyds TSB Bank	Technip Italy S.p.A.	Performance	7/29/2002	12/31/2006	0	0	1,199,643
68 CBI Eastern Anstalt	G027961	Mashreq Bank	Eastern Bechtel Co. Ltd.	Performance	4/28/2002	3/28/2007	0	0	22,577
68 CBI Eastern Anstalt	G027962	Mashreq Bank	Eastern Bechtel Co. Ltd.	Retention	4/28/2002	3/28/2007	0	0	22,577
68 CBI Eastern Anstalt	G032738	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/3/2003	2/2/2007	AED	135,000	36,748
68 CBI Eastern Anstalt	G030505	Mashreq Bank	Ministry of Labor	Labor Guarantee	9/11/2002	9/10/2006	AED	15,000	4,083
68 CBI Eastern Anstalt	G031219	Mashreq Bank	Ministry of Labor	Labor Guarantee	10/21/2002	10/21/2006	AED	18,000	4,900
68 CBI Eastern Anstalt	G031797	Mashreq Bank	Ministry of Labor	Labor Guarantee	12/1/2002	11/29/2006	AED	51,000	13,883
68 CBI Eastern Anstalt	G032192	Mashreq Bank	Ministry of Labor	Labor Guarantee	12/30/2002	12/28/2006	AED	51,000	13,883
68 CBI Eastern Anstalt	G034082	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/22/2003	4/20/2007	AED	93,000	25,316
68 CBI Eastern Anstalt	G033317	Mashreq Bank	Ministry of Labor & Social Affairs — Labor Sector	Labor Guarantee	3/10/2003	3/9/2007	AED	9,000	2,450

Schedule 1.1.4 — LC’s & Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
68 CBI Eastern Anstalt	G033588	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	3/25/2003	3/24/2007	AED	81,000	22,049
68 CBI Eastern Anstalt	G041536	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/8/2004	10/7/2006	AED	42,000	11,433
68 CBI Eastern Anstalt	G041830	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/23/2004	10/22/2006	AED	3,000	817
68 CBI Eastern Anstalt	G041943000	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/29/2004	10/28/2006	AED	3,000	817
68 CBI Eastern Anstalt	G042249000	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	9/15/2004	10/14/2006	AED	3,000	817
68 CBI Eastern Anstalt	G033066	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/24/2003	2/23/2007	AED	24,000	6,533
68 CBI Eastern Anstalt	G034167	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/27/2003	4/26/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044076	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/6/2005	2/5/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044192	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/15/2005	1/14/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044292	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/18/2005	1/17/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044485	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/1/2005	1/31/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044693	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/13/2005	2/12/2007	AED	3,000	817
68 CBI Eastern Anstalt	G046934	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Secto	Labor Guarantee	6/12/2005	6/11/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047122	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	6/25/2005	7/24/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047228	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/28/2005	6/27/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047498	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	7/11/2005	7/10/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047848	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Sector	Labor Guarantee	8/2/2005	8/1/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047973	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	8/11/2005	8/10/2007	AED	3,000	817
68 CBI Eastern Anstalt	G048182	Mashreq Bank	Ministry of Labor and Social Affair - Labor Secto	Labor Guarantee	8/23/2005	10/22/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048313	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	8/30/2005	10/29/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048417	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/7/2005	10/6/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048567	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/14/2005	10/13/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048832	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/29/2005	10/28/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048838	Mashreq Bank	Ministry of Economy and Planning	Labor Guarantee	10/1/2005	10/30/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G048837	Mashreq Bank	Ministry of Economy and Plannning	Labor Guarantee	10/1/2005	10/30/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G042480	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	9/27/2004	9/26/2007	AED	3,000	817
68 CBI Eastern Anstalt	G042598	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/4/2004	10/3/2007	AED	3,000	817
68 CBI Eastern Anstalt	G042845	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/19/2004	10/18/2006	AED	6,000	1,633
68 CBI Eastern Anstalt	G042846	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/19/2004	10/18/2006	AED	6,000	1,633
68 CBI Eastern Anstalt	G042975	Mashreq Bank	Contrack International Inc.	Performance	10/26/2004	9/1/2006	0	0	218,300
68 CBI Eastern Anstalt	G045098	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	3/9/2005	3/8/2007	AED	3,000	817
68 CBI Eastern Anstalt	G049068	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	10/15/2005	10/14/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048947	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	10/6/2005	10/5/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049113	Mashreq Bank	Contrack International Inc.	Warranty	10/18/2005	10/30/2006	0	0	109,150
68 CBI Eastern Anstalt	G049815	Mashreq Bank	Ministry of Labor & Social Affairs - Labor Secto	Labor Guarantee	11/24/2005	11/23/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050130	Mashreq Bank	Ministry of Labor and Social Affairs Labor Sector	Labor Guarantee	12/12/2005	12/11/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049951	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/4/2005	12/3/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049952	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/4/2005	12/3/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050332	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/22/2005	12/21/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050450	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Warranty	12/28/2005	12/31/2006	AED	500,000	136,105
68 CBI Eastern Anstalt	G051289	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	2/21/2006	2/20/2007	AED	3,000	817
68 CBI Eastern Anstalt	G051524	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	3/2/2006	3/1/2007	AED	105,000	28,582
68 CBI Eastern Anstalt	G052435	Mashreq Bank	Abu Dhabi National Oil Company	Financial	4/19/2006	4/18/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	G052190	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/4/2006	4/3/2007	AED	15,000	4,083
68 CBI Eastern Anstalt	G052203	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/5/2006	4/4/2007	AED	3,000	817
68 CBI Eastern Anstalt	G052409	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/19/2006	4/18/2007	AED	15,000	4,083
68 CBI Eastern Anstalt	G052474	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/23/2006	4/22/2007	AED	102,000	27,765
68 CBI Eastern Anstalt	G052618	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/30/2006	4/29/2007	AED	192,000	52,264
68 CBI Eastern Anstalt	G052652	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	5/1/2006	4/30/2007	AED	96,000	26,132
68 CBI Eastern Anstalt	G052754	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	5/3/2006	5/2/2007	AED	160,000	43,554
68 CBI Eastern Anstalt	G052798	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Advance	5/8/2006	3/15/2007	0	0	342,800
68 CBI Eastern Anstalt	G052946	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	114,000	31,032
68 CBI Eastern Anstalt	G052967	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	9,000	2,450

Schedule 1.1.4 — LC’s & Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
68 CBI Eastern Anstalt	G052990	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	9,000	2,450
68 CBI Eastern Anstalt	G053160	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	5/25/2006	5/24/2007	AED	165,000	44,915
68 CBI Eastern Anstalt	G052951	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Performance	5/14/2006	3/15/2007	0	0	85,700
68 CBI Eastern Anstalt	G053316	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/3/2006	6/2/2007	AED	9,000	2,450
68 CBI Eastern Anstalt	G053537	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/14/2006	6/13/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	G053539	Mashreq Bank	Jebel Ali Free Zone Authority	Labor Guarantee	6/14/2006	6/13/2007	AED	75,000	20,416
68 CBI Eastern Anstalt	G053542	Mashreq Bank	Nouman Fouad Trading	Financial	6/14/2006	4/30/2007	AED	640,000	174,214
68 CBI Eastern Anstalt	G053611	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/18/2006	6/17/2007	AED	24,000	6,533
68 CBI Eastern Anstalt	G050558	Mashreq Bank	Jebel Ali Free Zone Authority	Labor Guarantee	1/12/2006	1/11/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G050518	Mashreq Bank	ENOC - Emirates National Oil Company	Advance	1/4/2006	6/27/2007	0	0	1,126,500
68 CBI Eastern Anstalt	G050929	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	1/31/2006	1/30/2007	AED	3,000	817
68 CBI Eastern Anstalt	G050944	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/2/2006	2/1/2007	AED	3,000	817
68 CBI Eastern Anstalt	G051108	Mashreq Bank	Ministry of Labor & Social Affairs-Abu Dhabi	Labor Guarantee	2/12/2006	2/11/2007	AED	51,000	13,883
68 CBI Eastern Anstalt	G051180	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/15/2006	2/14/2007	AED	6,000	1,633
101 CBI Company & Co. LLC	G050942	Mashreq Bank	Mitsubishi Heavy Industries Fertiliser Project	Performance	2/6/2006	5/31/2009	0	0	53,000
101 CBI Company & Co. LLC	G050941	Mashreq Bank	Mitsubishi Heavy Industries Fertiliser Project	Advance	2/6/2006	5/31/2007	0	0	106,000
12 Arabian Gulf Material Supply Company	G050953	Mashreq Bank	Mitsubishi Heavy Industries, Ltd.	Advance	2/6/2006	5/31/2007	0	0	1,116,000
12 Arabian Gulf Material Supply Company	G050954	Mashreq Bank	Mitsubishi Heavy Industries, Ltd.	Performance	2/6/2006	5/31/2009	0	0	372,000
72 Oasis Supply Company Anstalt	G033061	Mashreq Bank	Chiyoda Corporation	Performance	2/24/2003	7/31/2006	0	0	157,569
28 Howe Baker Eastern Ltd.	G047113	Mashreq Bank	Ministry of Economy and Planning	Labor Guarantee	6/23/2005	6/22/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	DB/LG(F)06-00187	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Performance	3/6/2006	12/31/2008	0	0	1,022,200
68 CBI Eastern Anstalt	DB/LG(F)06-00188	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Advance	3/6/2006	10/6/2009	0	0	2,044,400
68 CBI Eastern Anstalt	20060808173	National Bank of Kuwait	Kuwait Paraxylene Production Company	Bid	6/18/2006	9/18/2006	0	0	450,000
117 Pacific Rim-Fujian Br.	10847 AA 000022	Nationale Borg	Emmanuel Cotessat-Societe D'Advocats	Tax guarantee	11/16/2005	11/16/2006	EUR	50,000	62,746
58 CB & I (UK)	10847 AA 23	Nationale Borg	BG International Limited	Performance	6/9/2006	12/30/2007	GBP	180,200	327,234
50 CBI Europe BV	10847 AA 0013	Nationale Borg	Kantoren Fonds Nederland B.V.	Financial	4/10/2002	4/1/2007	EUR	27,663	34,715
583 CB & I (UK)	G838	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	1/14/2005	4/30/2010	GBP	16,795,950	30,500,605
583 CB & I (UK)	G832	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	11/1/2004	7/31/2009	GBP	40,936,750	74,339,091
69 Arabian CBI Ltd	3000363173	Saudi American Bank	Saudi Binladin	Warranty	11/28/1996	12/31/2006	0	0	82,734
69 Arabian CBI Ltd	3000366483	Saudi American Bank	Chiyoda	Performance	3/10/2003	7/31/2006	0	0	187,466
69 Arabian CBI Ltd	3000367213	Saudi American Bank	Jubail United Petrochemical Co.	Performance	8/2/2004	8/31/2006	SAR	776,095	206,922
69 Arabian CBI Ltd	3000367159	Saudi American Bank	MMG	Performance	6/28/2004	3/31/2007	SAR	1,092,469	291,274
69 Arabian CBI Ltd	3000367170	Saudi American Bank	Chiyoda	Retention	7/7/2004	8/8/2006	0	0	374,932
69 Arabian CBI Ltd	3000367180	Saudi American Bank	Snamprogetti	Retention	7/11/2004	7/1/2006	SAR	434,518	115,851
69 Arabian CBI Ltd	3000366879	Saudi American Bank	Jubail United Petrochemical Co,	Retention	1/18/2004	10/31/2006	SAR	2,794,014	744,940
69 Arabian CBI Ltd	3000366947	Saudi American Bank	Jubail United Petrochemical Co,	Performance	1/25/2004	10/31/2006	SAR	1,921,500	512,310
69 Arabian CBI Ltd	3000366933	Saudi American Bank	Jubail United Petrochemical Co,	Performance	1/18/2004	10/31/2006	SAR	308,500	82,252
69 Arabian CBI Ltd	3000366934	Saudi American Bank	Jubail United Petrochemical Co,	Retention	1/18/2004	10/31/2006	SAR	308,500	82,252
69 Arabian CBI Ltd	3000367517	Saudi American Bank	CAT	Performance	2/26/2005	3/9/2007	0	0	520,000
69 Arabian CBI Ltd	3000367598	Saudi American Bank	Jubail Chevron Phillips Co.	Performance	4/12/2005	2/5/2008	0	0	1,181,200
69 Arabian CBI Ltd	3000367604	Saudi American Bank	Saudi Chevron Petrochemical Co.	Performance	4/12/2005	1/21/2009	0	0	146,960
69 Arabian CBI Ltd	3000367596	Saudi American Bank	Snamprogetti	Retention	4/10/2005	12/15/2006	0	0	628,657
69 Arabian CBI Ltd	3000367902	Saudi American Bank	Sharq	Performance	8/10/2005	11/30/2007	0	0	5,674,338
69 Arabian CBI Ltd	3000367976	Saudi American Bank	Sharq	Retention	9/12/2005	11/16/2007	0	0	2,826,228
69 Arabian CBI Ltd	3000368022	Saudi American Bank	Samsung	Performance	10/4/2005	2/17/2007	0	0	215,000
69 Arabian CBI Ltd	3000368033	Saudi American Bank	Samsung	Advance	10/9/2005	2/17/2007	0	0	430,000
69 Arabian CBI Ltd	3000368052	Saudi American Bank	Saudi Archirodon	Advance	10/23/2005	4/30/2007	SAR	2,019,915	538,550
69 Arabian CBI Ltd	3000368053	Saudi American Bank	Saudi Archirodon	Performance	10/23/2005	4/30/2007	SAR	2,019,915	538,550
69 Arabian CBI Ltd	3000368169	Saudi American Bank	JUPC	Advance	1/28/2006	1/28/2007	SAR	3,462,042	923,050
69 Arabian CBI Ltd	3000368170	Saudi American Bank	JUPC	Performance	1/28/2006	1/28/2009	SAR	1,731,021	461,525
69 Arabian CBI Ltd	3000368171	Saudi American Bank	JUPC	Retention	1/28/2006	1/28/2007	SAR	1,731,021	461,525
69 Arabian CBI Ltd	3000368358	Saudi American Bank	Samsung	Advance	3/1/2006	8/20/2007	0	0	594,000
69 Arabian CBI Ltd	3000368357	Saudi American Bank	Samsung	Performance	3/1/2006	8/20/2007	0	0	297,000

Schedule 1.1.4 — LC’s & Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
70 CBI Constructors S.A. (South Africa)	M302406	Standard Bank	Dept. Customs & Excise	Financial	11/7/1995	12/31/2010	ZAR	2,500	344
70 CBI Constructors S.A. (South Africa)	M420120	Standard Bank	Sasol Petroleum Tamane	Retention	3/17/2003	7/31/2006	ZAR	226,211	31,115
70 CBI Constructors S.A. (South Africa)	M451944	Standard Bank	Engen Refinery	Retention	6/7/2005	4/8/2007	ZAR	212,306	29,203
77 CBI ST Limited(Thailand)	DU1/CGY305408 / 359-02-0401420	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co. Ltd.	Performance	12/11/2003	1/31/2007	0	0	605,797
77 CBI ST Limited(Thailand)	DU1/CGY305409 / 359-02-0401527	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co. Ltd.	Performance	12/11/2003	1/31/2007	THB	10,852,465	282,164
77 CBI ST Limited(Thailand)	DU1/CGY400595 / 359-02-0405186	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co., Ltd.	Retention	2/20/2004	3/31/2007	THB	10,340,365	268,849
11 Pacific Rim Material Supply Company	DU1/CGY400370	Standard Chartered Bank	Vopak Shanghai Logistics Co. Ltd.	Performance	1/27/2004	7/27/2006	0	0	1,094,000
11 Pacific Rim Material Supply Company	DU1/CGY50000213	Standard Chartered Bank	Shanghai Secco Petrochemical Company Ltd.	Warranty	1/18/2005	3/31/2007	0	0	2,201,892
23 CBI Overseas, LLC	DU1/CG0600341	Standard Chartered Bank	Controller of Immigration — Singapore	Warranty	1/26/2006	1/22/2007	SGD	250,000	156,485
117 Pacific Rim-Fujian Br.	DU1/CG0505797	Standard Chartered Bank	CNOOC Fujian LNG Co. Ltd.	Performance	12/19/2005	12/19/2007	0	0	13,700,000
98 CMP BV	DU/CGY303412	Standard Chartered Bank	Chiyotec Limited	Performance	7/28/2003	11/30/2008	0	0	5,882,739
98 CMP BV	DU1/CGY303411	Standard Chartered Bank	Chiyotec Limited	Advance	7/28/2003	3/31/2007	0	0	8,824,109
505 CBI Europe BV (China)	DU1/CGY400377 / 00333-02-00005476	Standard Chartered Bank	Vopak Shanghai Logistic Co. Ltd.	Performance	1/27/2004	7/1/2006	CNY	4,634,896	578,899
506 CBI Europe BV (Sakhalin)	DU1/CGY303409	Standard Chartered Bank	CTSD Limited	Performance	7/28/2003	11/30/2008	0	0	3,717,261
506 CBI Europe BV (Sakhalin)	DU1/CGY303410	Standard Chartered Bank	CTSD Limited	Advance	7/28/2003	3/31/2007	0	0	5,575,892
68 CBI Eastern Anstalt	DU1/CGY502015	Standard Chartered Bank	Taisei Corporation	Retention	5/5/2005	9/8/2006	0	0	838,308
70 CBI Constructors S.A. (South Africa)	ZABOG40043	Standard Chartered Bank	Linde AG	Warranty	8/11/2004	7/31/2006	ZAR	2,009,673	276,431
70 CBI Constructors S.A. (South Africa)	ZABOG40056	Standard Chartered Bank	Technip South Africa	Performance	9/22/2004	9/30/2007	ZAR	648,153	89,153
70 CBI Constructors S.A. (South Africa)	ZABOG50033	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	5/31/2007	ZAR	600,315	82,573
70 CBI Constructors S.A. (South Africa)	ZABOG50034	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	5/31/2007	ZAR	803,098	110,466
70 CBI Constructors S.A. (South Africa)	ZABOG50035	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	6/27/2007	ZAR	400,669	55,112
70 CBI Constructors S.A. (South Africa)	ZABOG50042	Standard Chartered Bank	Sasol Technology (Pty) Ltd.	Warranty	7/19/2005	7/19/2006	ZAR	2,833,342	389,726
702 CBI Constructors S.A. (Angola)	ZABOG40053	Standard Chartered Bank	Group Five	Retention	8/27/2004	8/27/2006	0	0	582,000
69 Arabian CBI Ltd	DU1/CGY500814	Standard Chartered Bank	JGC Arabia Limited	Advance	3/1/2005	9/30/2006	0	0	798,823
72 Oasis Supply Company Anstalt	DU1/CGY500813	Standard Chartered Bank	JGC Corporation	Advance	3/1/2005	7/1/2006	0	0	771,177
72 Oasis Supply Company Anstalt	DU1/CGY500811	Standard Chartered Bank	JGC Corporation	Advance	3/1/2005	7/1/2006	0	0	2,699,119
72 Oasis Supply Company Anstalt	DU1/CGY502237	Standard Chartered Bank	JGC Corporation	Advance	5/16/2005	7/1/2006	0	0	2,699,119
69 Arabian CBI Ltd	DU1/CGY500815	Standard Chartered Bank	JGC Arabia Limited	Performance	3/1/2005	3/31/2009	0	0	798,823
68 CBI Eastern Anstalt	GT02/1999/0443 / DU1/CG9920443	Standard Chartered Grindlays	Jebel Ali Free Zone Authority	Labor Guarantee	9/1/1999	10/1/2006	AED	100,000	27,221

Total Bi-lateral Utilization									345,887,346

117 Pacific Rim-Fujian Br.	223002	REV Credit Facility	CNOOC-Fujian LNG, ltd	Advance	1/6/2006	4/21/2007	0	0	5,114,655
08 CBI NV	750105	REV Credit Facility	AIG	Financial	10/22/2001	2/7/2007	0	0	4,436,842
08 CBI NV	751694	REV Credit Facility	St Paul Fire and Marine Insurance	Financial	11/21/2003	8/22/2006	0	0	10,557,607
39 CBI (Delaware)	SLT321426	REV Credit Facility	Bank One NA	Financial	5/29/2001	8/31/2006	0	0	2,000,000
39 CBI (Delaware)	SLT751064	REV Credit Facility	Continental Casualty Company	Financial	2/1/2003	2/1/2007	0	0	9,441,000
39 CBI (Delaware)	251625	REV Credit Facility	Federal Insurance Company	Financial	3/28/2006	3/16/2007	0	0	12,500,000
Woodlands International Insurance Comp.	246955	REV Credit Facility	Zurich American Insurance Company	Financial	3/22/2006	3/31/2007	0	0	20,000,000
45 Central Trading Company Ltd	CPCS-645328	REV Credit Facility	Crystallex International Corporation	Advance	7/19/2005	7/13/2006	0	0	513,025
45 Central Trading Company Ltd	207192	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	6/28/2007	0	0	84,300
45 Central Trading Company Ltd	207123	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	6/28/2007	0	0	348,700
47 Constructora CBI Limitada (Chile)	CPCS-647027	REV Credit Facility	Salfa Montajes S.A.	Performance	8/3/2005	12/31/2006	0	0	237,659
47 Constructora CBI Limitada (Chile)	213571	REV Credit Facility	Compania de Petroleos de Chile COPEC	Advance	11/14/2005	3/27/2007	0	0	530,035
47 Constructora CBI Limitada (Chile)	213570	REV Credit Facility	Compania de Petroleos de Chile COPEC	Advance	11/14/2005	3/27/2007	0	0	113,410
CBI Americas Ltd	CPCS-638169	REV Credit Facility	Gasmar S.A.	Performance	5/17/2005	6/23/2007	0	0	303,979
CBI Americas Ltd	212424	REV Credit Facility	Hovensa L.L.C.	Performance	11/8/2005	10/16/2007	0	0	1,186,764
21 Oceanic Contractors	264150	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	10/17/2007	0	0	762,840
21 Oceanic Contractors	264148	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	10/29/2007	0	0	89,929
CSA Trading Company Ltd	264147	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	5/30/2007	0	0	3,879,055
71 CSA Trading Company Ltd	220666	REV Credit Facility	Crystallex International Corporation	Performance	12/15/2005	12/20/2006	0	0	513,025
71 CSA Trading Company Ltd	217595	REV Credit Facility	Pluspetrol Peru Corporation S.A.	Advance	11/30/2005	9/1/2006	0	0	16,686,394
50 CBI Europe BV	ST4042/04	REV Credit Facility	Atyrau Branch of PFD International LLC	Performance	9/10/2004	8/1/2007	0	0	628,469

Schedule 1.1.4 — LC’s & Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
						Expiry		currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Date	Currency	of issue	USD
58 CB & I (UK)	ST4003/04	REV Credit Facility	EnCana (UK) Limited	Performance	1/22/2004	1/5/2007	GBP	3,750,000	7,015,313
50 CBI Europe BV	642613	REV Credit Facility	PFD International LLC	Performance	6/27/2005	4/17/2007	0	0	660,000
50 CBI Europe BV	251562	REV Credit Facility	CNOOC-FUJIAN LNG CO	Advance	3/28/2006	4/30/2007	0	0	1,659,235
50 CBI Europe BV	251601	REV Credit Facility	CNOOC-FUJIAN LNG CO	Advance	3/28/2006	4/30/2007	0	0	625,565
508 CBI Europe/Chengda Cons	227859	REV Credit Facility	CNOOC-Fujian LNG Co	Advance	1/20/2006	3/31/2007	0	0	2,009,807
69 Arabian CBI Ltd	533636030	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2010	SAR	5,268,570	1,404,965
69 Arabian CBI Ltd	533636027	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	SAR	3,161,250	842,979
72 Oasis Supply Company Anstalt	533636029	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	562,000
72 Oasis Supply Company Anstalt	533636028	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	2,810,000
92 Howe Baker Engineers	751680	REV Credit Facility	Marathon Ashland Petroleum LLC	Retention	11/19/2003	11/7/2007	0	0	3,258,319
92 Howe Baker Engineers	410076	REV Credit Facility	JGC (USA), Inc.	Performance	3/17/2004	7/31/2007	0	0	80,900
92 Howe Baker Engineers	CPCS-637798	REV Credit Facility	Petrolera Zuata, Petrozuata C.A.	Performance	5/12/2005	6/30/2006	0	0	2,089,200
92 Howe Baker Engineers	646660	REV Credit Facility	Pluspetrol Peru Corporation	Performance	8/1/2005	9/30/2006	0	0	47,469,729
92 Howe Baker Engineers	CPCS-646220	REV Credit Facility	Tipiel S.A.	Performance	7/26/2005	2/8/2007	0	0	22,160
92 Howe Baker Engineers	410634	REV Credit Facility	Marathon Ashland Petroleum LLC	Performance	9/28/2004	11/7/2007	0	0	1,040,307
92 Howe Baker Engineers	218562	REV Credit Facility	Pluspetrol Peru	Performance	12/5/2005	1/1/2008	0	0	7,223,160
92 Howe Baker Engineers	233701	REV Credit Facility	Marathon Ashland Petroleum	Performance	2/3/2006	11/7/2007	0	0	4,015,327
92 Howe Baker Engineers	252574	REV Credit Facility	Toyo Engineering India Ltd	Performance	4/5/2006	2/14/2008	0	0	59,539
92 Howe Baker Engineers	256904	REV Credit Facility	Marathon Petroleum Company	Financial	4/27/2006	11/7/2007	0	0	4,015,327
92 Howe Baker Engineers	263111	REV Credit Facility	Conocophillips Company	Performance	6/2/2006	7/15/2006	0	0	3,033,826
92 Howe Baker Engineers	253550	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Performance	4/10/2006	12/1/2009	0	0	25,250,000
92 Howe Baker Engineers	253547	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Advance	4/10/2006	5/1/2008	0	0	25,250,000
94 Callidus Technologies LLC	G5097/03	REV Credit Facility	BP Exploration (Shah Deniz) Limited	Performance	10/29/2003	9/30/2007	0	0	135,271
94 Callidus Technologies LLC	G5023/04	REV Credit Facility	Aker Kvaerner Netherlands B.V.	Performance	4/19/2004	7/31/2007	0	0	75,000
94 Callidus Technologies LLC	G5002/04	REV Credit Facility	MW Kellogg	Performance	1/8/2004	12/31/2007	0	0	34,425
94 Callidus Technologies LLC	777520022681L	REV Credit Facility	Larsen & Toubro	Performance	12/23/2003	8/14/2006	0	0	284,986
94 Callidus Technologies LLC	752134	REV Credit Facility	Mitsubishi Heavy Industries Ltd	Performance	1/5/2004	1/19/2007	0	0	6,755
94 Callidus Technologies LLC	G5011/04	REV Credit Facility	Gulf Advanced Chemical Industries Company Ltd	Performance	2/3/2004	7/31/2007	0	0	532,590
55 Horton CBI, Ltd	649901	REV Credit Facility	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	5/12/2010	0	0	1,518,859
55 Horton CBI, Ltd	649902	REV Credit Facility	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	5/12/2010	CAD	13,590,410	12,335,883
37Ind Constructors (Industrial Division)	332163	REV Credit Facility	Southern LNG Inc.	Performance	6/2/2003	6/2/2007	0	0	5,000,000
37Ind Constructors (Industrial Division)	SLT751624	REV Credit Facility	Trunkline LNG Company, LLC	Performance	9/26/2003	7/31/2006	0	0	14,320,343
37Ind Constructors (Industrial Division)	410872	REV Credit Facility	Dominion Cove Point LNG Lmt	Performance	1/5/2005	6/30/2009	0	0	18,760,000
37Ind Constructors (Industrial Division)	410679	REV Credit Facility	Trunkline LNG	Performance	10/19/2004	6/30/2006	0	0	9,460,630
37Ind Constructors (Industrial Division)	227889	REV Credit Facility	Marathon Petroleum Company	Performance	1/17/2006	8/17/2007	0	0	947,790
37Ind Constructors (Industrial Division)	256940	REV Credit Facility	Golden Pass	Performance	4/27/2006	9/1/2006	0	0	9,000,000
37Ind Constructors (Industrial Division)	261737	REV Credit Facility	Houston Fuel Oil Terminal Company	Performance	5/24/2006	3/1/2007	0	0	141,771
37Ind Constructors (Industrial Division)	267705	REV Credit Facility	Kinder Morgan Liquids Terminals LP	Retention	6/23/2006	5/27/2007	0	0	104,144
40 CBI Services	410972	REV Credit Facility	Western Surety Company	Financial	2/7/2005	2/7/2007	0	0	4,039,750
40 CBI Services	410692	REV Credit Facility	Yankee Gas Services Company	Performance	10/15/2004	10/14/2007	0	0	20,000,000
40 CBI Services	204167	REV Credit Facility	Hitachi America Ltd	Performance	9/27/2005	6/30/2009	0	0	121,310
40 CBI Services	264146	REV Credit Facility	Alstom Power	Warranty	6/6/2006	10/1/2007	0	0	500,000

Total Committed Utilization w/o currency adjustment									327,644,851

Plus: 3% Adjustment for Foreign Currency LC’s									647,974

Total Committed Utilization									328,292,825

Total Bi-lateral & Committed Utilization									674,180,171

Schedule 1.1.4 — LC’s & Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006
Calculation of Foreign Currency LC’s:

Revolving Facility:
ST4003/04	GBP	3,750,000	$7,015,312.50

649902	CAD	13,590,410	$12,335,883.43

533636030	SAR	5,268,570	$1,404,964.88

533636027	SAR	3,161,250	$842,978.93

Total Foreign Currency LC’s			$21,599,139.74

3% adjustment to Total Utilization			$647,974.19

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.

37Ind Constructors (Industrial Division)	213686	AMERICAN CONTRACTORS INDEMNITY COMPANY (ACI)	Interstate Engineering Corporation	Performance and Payment	19-Apr-06	21-Nov-08		3,771,610	3,771,610
37Ind Constructors (Industrial Division)	58618534	WESTERN SURETY COMPANY (WSC)	New Mexico Contractor’s Licensing Service, Inc	License/Permit	20-Aug-03	20-Aug-06		5,000	5,000
37Ind Constructors (Industrial Division)	58618535	WESTERN SURETY COMPANY (WSC)	State of Iowa	License/Permit	07-Aug-99	07-Aug-06		50,000	50,000
37Ind Constructors (Industrial Division)	58618538	WESTERN SURETY COMPANY (WSC)	State of Florida, Construction Industry Licensing	License/Permit	15-Jul-02	27-Aug-06		50,000	50,000
37Ind Constructors (Industrial Division)	58618573	WESTERN SURETY COMPANY (WSC)	The Gardner Zemke Company	Performance and Payment	06-Dec-04	06-Dec-07		1,235,000	1,235,000
37Ind Constructors (Industrial Division)	58618594	WESTERN SURETY COMPANY (WSC)	State of Oklahoma	License/Permit	09-Jan-03	09-Jan-07		5,000	5,000
37Ind Constructors (Industrial Division)	58618600	WESTERN SURETY COMPANY (WSC)	City of Valparasio, IN	License/Permit	12-Oct-04	01-Jul-08		5,000	5,000
37Ind Constructors (Industrial Division)	58618617	WESTERN SURETY COMPANY (WSC)	U.S. Army Engineer District, Mobile	Performance and Payment	01-Feb-05	30-Sep-06		16,353,000	16,353,000
37Ind Constructors (Industrial Division)	58629024	WESTERN SURETY COMPANY (WSC)	The Florida State University	Performance and Payment	29-Apr-05	30-Jun-06		1,190,950	1,190,950
37Ind Constructors (Industrial Division)	58629038	WESTERN SURETY COMPANY (WSC)	City of Wentzville, MO	Performance and Payment	14-Jul-05	30-Sep-06		2,450,000	2,450,000
37Ind Constructors (Industrial Division)	58633450	WESTERN SURETY COMPANY (WSC)	Plymouth Charter Township (Plymouth, MI)	Performance and Payment	06-Jan-06	30-Apr-07		1,343,325	1,343,325
37Ind Constructors (Industrial Division)	58633468	WESTERN SURETY COMPANY (WSC)	State of Arkansas	License/Permit	01-Apr-99	01-Apr-09		10,000	10,000
37Ind Constructors (Industrial Division)	58633470	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	02-Nov-98	02-Nov-08		10,000	10,000
37Ind Constructors (Industrial Division)	58633471	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Dec-98	11-Dec-08		7,500	7,500
37Ind Constructors (Industrial Division)	58633472	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	12-Jun-99	12-Jun-09		12,000	12,000
37Ind Constructors (Industrial Division)	58637380	WESTERN SURETY COMPANY (WSC)	Grunley-Walsh	Performance and Payment	19-Dec-05	01-May-09		5,215,000	5,215,000
37Ind Constructors (Industrial Division)	81558708	FEDERAL INSURANCE COMPANY (FED)	M&D Mechanical	Performance and Payment	06-Jun-06	03-Apr-07		869,200	869,200
37Ind Constructors (Industrial Division)	81558787	FEDERAL INSURANCE COMPANY (FED)	Terra Mississippi Nitrogen, INC.	Retention	16-Sep-05	07-Oct-06		299,300	299,300
37Ind Constructors (Industrial Division)	81558803	FEDERAL INSURANCE COMPANY (FED)	Chevron Products Company	Retention	07-Nov-05	01-Aug-06		128,091	128,091
37Ind Constructors (Industrial Division)	81558805	FEDERAL INSURANCE COMPANY (FED)	Pasadena Refining System, Inc.	Retention	21-Oct-05	21-Dec-06		88,570	88,570
37Ind Constructors (Industrial Division)	285011285	Liberty Mutual	U.S. Army Engineer District, Mobile (CESAM-CT)	Performance	25-Apr-02	30-Sep-06		11,730,000	11,730,000
37Ind Constructors (Industrial Division)	CMS215360	RLI INSURANCE COMPANY (RLI)	State of Louisiana, Dept. of Revenue and Taxation	Tax	21-May-02	21-May-07		2,500	2,500
37Ind Constructors (Industrial Division)	CMS215365	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Public Works	License/Permit	06-May-05	06-May-07		69,125	69,125
37Ind Constructors (Industrial Division)	CMS215366	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	31-May-05	31-May-07		15,000	15,000
37Ind Constructors (Industrial Division)	CMS226320	RLI INSURANCE COMPANY (RLI)	North Carolina Licensing Board for General Contractors	License/Permit	12-Dec-05	31-Dec-06		1,500,000	1,500,000
37Ind Constructors (Industrial Division)	CMS226322	RLI INSURANCE COMPANY (RLI)	JE Merit Constructors, Inc.	Retention	10-Jan-06	10-Jan-07		428,277	428,277
37Ind Constructors (Industrial Division)	CMS226329	RLI INSURANCE COMPANY (RLI)	Sunoco Pipeline L.P.	Retention	01-Mar-06	01-Mar-07		393,200	393,200
37Ind Constructors (Industrial Division)	SY2658	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Governor of the State of Texas	License/Permit	26-Apr-03	26-Apr-07		10,000	10,000

Sub-total									47,246,648

37Wtr Constructors (Water Division)	15814608	Other	State of Texas	Public	31-Mar-06	31-Mar-10		10,000	10,000
37Wtr Constructors (Water Division)	58618537	WESTERN SURETY COMPANY (WSC)	City of Auburn Finance Department Revenue Office	License/Permit	04-Aug-03	04-Aug-06		5,000	5,000
37Wtr Constructors (Water Division)	58618541	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	05-Sep-02	04-Oct-06		7,500	7,500

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	58618549	WESTERN SURETY COMPANY (WSC)	Cambria Community Services District	Performance and Payment	07-Oct-04	15-Jul-06		1,632,143	1,632,143
37Wtr Constructors (Water Division)	58618554	WESTERN SURETY COMPANY (WSC)	Valparaiso Department of Water Works	Performance and Payment	12-Oct-04	01-Jul-08		1,812,700	1,812,700
37Wtr Constructors (Water Division)	58618557	WESTERN SURETY COMPANY (WSC)	Grand Chute Sanitary District #1	Performance and Payment	26-Oct-04	01-Aug-06		1,369,000	1,369,000
37Wtr Constructors (Water Division)	58618563	WESTERN SURETY COMPANY (WSC)	Clermont County Commissioners	Performance and Payment	08-Nov-04	08-Sep-06		1,648,000	1,648,000
37Wtr Constructors (Water Division)	58618565	WESTERN SURETY COMPANY (WSC)	Village of Round Lake Beach	Performance and Payment	09-Nov-04	15-Jul-06		2,152,300	2,152,300
37Wtr Constructors (Water Division)	58618566	WESTERN SURETY COMPANY (WSC)	City of Jamestown	License/Permit	11-Nov-04	31-Dec-06		10,000	10,000
37Wtr Constructors (Water Division)	58618575	WESTERN SURETY COMPANY (WSC)	Alaska Department of Commerce	License/Permit	01-Jan-05	31-Dec-06		10,000	10,000
37Wtr Constructors (Water Division)	58618577	WESTERN SURETY COMPANY (WSC)	State of Mississippi	License/Permit	14-Dec-04	14-Dec-06		57,950	57,950
37Wtr Constructors (Water Division)	58618579	WESTERN SURETY COMPANY (WSC)	State of Mississippi	License/Permit	14-Dec-04	14-Dec-06		55,545	55,545
37Wtr Constructors (Water Division)	58618586	WESTERN SURETY COMPANY (WSC)	Lawton Chiles, Governor of the State of Florida	License/Permit	05-Dec-02	05-Dec-06		5,000	5,000
37Wtr Constructors (Water Division)	58618592	WESTERN SURETY COMPANY (WSC)	Norwich Public Utilitiies of the City of Norwich	License/Permit	02-Dec-04	11-Jan-07		55,945	55,945
37Wtr Constructors (Water Division)	58618614	WESTERN SURETY COMPANY (WSC)	City of Lee’s Summit	Performance and Payment	30-Dec-04	01-Jul-06		3,627,000	3,627,000
37Wtr Constructors (Water Division)	58618615	WESTERN SURETY COMPANY (WSC)	Urbandale Water Utility	Performance and Payment	07-Apr-05	15-Nov-06		3,118,000	3,118,000
37Wtr Constructors (Water Division)	58618619	WESTERN SURETY COMPANY (WSC)	City of Woodbury	Performance and Payment	21-Apr-05	15-Apr-07		2,565,500	2,565,500
37Wtr Constructors (Water Division)	58627871	WESTERN SURETY COMPANY (WSC)	City of Woonsocker Water Division	Performance and Payment	16-Mar-05	30-Dec-06		2,298,000	2,298,000
37Wtr Constructors (Water Division)	58627873	WESTERN SURETY COMPANY (WSC)	Prince William County Service Authority	Performance and Payment	11-Mar-05	15-Sep-06		3,362,100	3,362,100
37Wtr Constructors (Water Division)	58627874	WESTERN SURETY COMPANY (WSC)	Erie County Water Authority	Performance and Payment	01-Mar-05	31-Jul-06		2,738,000	2,738,000
37Wtr Constructors (Water Division)	58627882	WESTERN SURETY COMPANY (WSC)	City of Belvidere, IL	Performance and Payment	29-Mar-05	30-Jun-06		1,290,000	1,290,000
37Wtr Constructors (Water Division)	58627887	WESTERN SURETY COMPANY (WSC)	City of Rosemount	Performance and Payment	06-May-05	15-Nov-06		2,257,700	2,257,700
37Wtr Constructors (Water Division)	58627889	WESTERN SURETY COMPANY (WSC)	Board of Water Commissioners of the City of Long Beach	Performance and Payment	14-May-05	20-Oct-06		1,994,432	1,994,432
37Wtr Constructors (Water Division)	58629025	WESTERN SURETY COMPANY (WSC)	City of Monticello	Performance and Payment	18-May-05	31-Oct-06		1,698,000	1,698,000
37Wtr Constructors (Water Division)	58629026	WESTERN SURETY COMPANY (WSC)	The City of Orangeburg	Performance and Payment	23-May-05	30-Jul-06		1,821,000	1,821,000
37Wtr Constructors (Water Division)	58629027	WESTERN SURETY COMPANY (WSC)	Port of Houston Authority	Performance and Payment	01-Jun-05	17-Jul-07		1,858,180	1,858,180
37Wtr Constructors (Water Division)	58629028	WESTERN SURETY COMPANY (WSC)	City of Delaware	Performance and Payment	09-May-05	30-Jul-07		4,045,000	4,045,000
37Wtr Constructors (Water Division)	58629030	WESTERN SURETY COMPANY (WSC)	City of McHenry, IL	Performance and Payment	01-Jun-05	01-Jun-09		1,495,000	1,495,000
37Wtr Constructors (Water Division)	58629036	WESTERN SURETY COMPANY (WSC)	City of Fort Walton Beach, Florida	Performance and Payment	05-Jul-05	15-Oct-06		1,969,800	1,969,800
37Wtr Constructors (Water Division)	58629037	WESTERN SURETY COMPANY (WSC)	City of Fulton, MO	Performance and Payment	13-Jul-05	01-Aug-06		1,838,500	1,838,500
37Wtr Constructors (Water Division)	58629039	WESTERN SURETY COMPANY (WSC)	City of Osage Beach, MO	Maintenance	22-Jul-05	31-Aug-07		1,184,000	1,184,000
37Wtr Constructors (Water Division)	58629039	WESTERN SURETY COMPANY (WSC)	City of Osage Beach, MO	Performance and Payment	22-Jul-05	31-Aug-07		1,184,000	1,184,000
37Wtr Constructors (Water Division)	58629041	WESTERN SURETY COMPANY (WSC)	Lavon Water Supply Corporation	Performance and Payment	15-Jul-05	30-Sep-06		1,239,000	1,239,000
37Wtr Constructors (Water Division)	58629042	WESTERN SURETY COMPANY (WSC)	City of St. Peter	Performance and Payment	20-Jul-05	27-Oct-06		1,010,000	1,010,000
37Wtr Constructors (Water Division)	58629043	WESTERN SURETY COMPANY (WSC)	City of Youngstown	Performance and Payment	20-May-05	20-Mar-07		2,833,000	2,833,000
37Wtr Constructors (Water Division)	58629047	WESTERN SURETY COMPANY (WSC)	Sonoma County Water Agency	Payment (Material)	02-Aug-05	31-Jul-06		5,987,050	5,987,050
37Wtr Constructors (Water Division)	58629051	WESTERN SURETY COMPANY (WSC)	Village of Spring Grove, IL	Performance and Payment	19-May-05	01-Sep-07		875,930	875,930
37Wtr Constructors (Water Division)	58629052	WESTERN SURETY COMPANY (WSC)	City of Toledo	Performance and Payment	08-Aug-05	15-Apr-07		2,137,000	2,137,000

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	58629053	WESTERN SURETY COMPANY (WSC)	Hesperia Water District	Performance and Payment	18-Aug-05	26-Apr-07		3,544,439	3,544,439
37Wtr Constructors (Water Division)	58629054	WESTERN SURETY COMPANY (WSC)	City of Bartlett, Tennessee	Performance and Payment	22-Aug-05	15-Oct-06		1,394,400	1,394,400
37Wtr Constructors (Water Division)	58629055	WESTERN SURETY COMPANY (WSC)	Little River Water & Sewerage Company, Inc.	Performance and Payment	01-Sep-05	01-Sep-06		1,138,000	1,138,000
37Wtr Constructors (Water Division)	58629057	WESTERN SURETY COMPANY (WSC)	Chatham County Water Systems	Performance and Payment	01-Sep-05	31-Dec-06		1,795,000	1,795,000
37Wtr Constructors (Water Division)	58629058	WESTERN SURETY COMPANY (WSC)	Village of Johnsburg, IL	Performance and Payment	30-Aug-05	31-Oct-07		1,195,700	1,195,700
37Wtr Constructors (Water Division)	58629064	WESTERN SURETY COMPANY (WSC)	City of Batavia, IL	Performance and Payment	10-Oct-05	14-Nov-06		1,099,000	1,099,000
37Wtr Constructors (Water Division)	58629065	WESTERN SURETY COMPANY (WSC)	City of Batavia, IL	Performance and Payment	10-Oct-05	14-Nov-06		1,669,000	1,669,000
37Wtr Constructors (Water Division)	58629067	WESTERN SURETY COMPANY (WSC)	City of Chippewa Falls, WI	Performance and Payment	03-Oct-05	27-Dec-06		1,022,200	1,022,200
37Wtr Constructors (Water Division)	58633442	WESTERN SURETY COMPANY (WSC)	Secretary of State, State of California	Public	09-Dec-05	08-Dec-09		15,000	15,000
37Wtr Constructors (Water Division)	58633443	WESTERN SURETY COMPANY (WSC)	TC Construction Co., Inc.	Performance and Payment	01-Dec-05	01-Mar-07		3,802,641	3,802,641
37Wtr Constructors (Water Division)	58633445	WESTERN SURETY COMPANY (WSC)	City of Columbia	Performance and Payment	06-Dec-05	09-May-07		3,617,000	3,617,000
37Wtr Constructors (Water Division)	58633457	WESTERN SURETY COMPANY (WSC)	Easley Combined Utililities	Performance and Payment	23-Jan-06	01-Apr-07		1,741,000	1,741,000
37Wtr Constructors (Water Division)	58633460	WESTERN SURETY COMPANY (WSC)	City of North Liberty	Performance and Payment	25-Jan-06	01-Aug-07		1,482,000	1,482,000
37Wtr Constructors (Water Division)	58633461	WESTERN SURETY COMPANY (WSC)	City of Spirit Lake	Performance and Payment	14-Feb-06	14-Jul-07		1,915,000	1,915,000
37Wtr Constructors (Water Division)	58633466	WESTERN SURETY COMPANY (WSC)	Road Commission for Oakland County	License/Permit	01-Mar-06	30-Nov-08		3,000	3,000
37Wtr Constructors (Water Division)	58633467	WESTERN SURETY COMPANY (WSC)	City of Chillicothe, IL	Performance and Payment	01-Mar-06	31-Aug-07		1,393,000	1,393,000
37Wtr Constructors (Water Division)	58633469	WESTERN SURETY COMPANY (WSC)	Northern Kentucky Water District	Performance and Payment	17-Mar-06	01-Nov-07		2,298,300	2,298,300
37Wtr Constructors (Water Division)	58633477	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	02-Nov-03	02-Nov-08		10,000	10,000
37Wtr Constructors (Water Division)	58633478	WESTERN SURETY COMPANY (WSC)	Public Water Supply Disrict No. 2 of St. Charles County	Performance and Payment	07-Jun-06	15-Sep-08		1,554,300	1,554,300
37Wtr Constructors (Water Division)	58633479	WESTERN SURETY COMPANY (WSC)	State of Wyoming	Wage and Welfare	03-Apr-05	03-Apr-07		16,000	16,000
37Wtr Constructors (Water Division)	58633480	WESTERN SURETY COMPANY (WSC)	City of Redding	Performance and Payment	16-Mar-06	20-May-07		2,411,300	2,411,300
37Wtr Constructors (Water Division)	58633481	WESTERN SURETY COMPANY (WSC)	City of Fulton	Performance and Payment	17-Mar-06	31-Aug-07		1,939,400	1,939,400
37Wtr Constructors (Water Division)	58633482	WESTERN SURETY COMPANY (WSC)	State of Arkanzas	License/Permit	20-Sep-03	20-Sep-08		10,000	10,000
37Wtr Constructors (Water Division)	58633483	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	15-Sep-03	15-Sep-08		6,000	6,000
37Wtr Constructors (Water Division)	58633485	WESTERN SURETY COMPANY (WSC)	Cucamonga Valley Water District	Performance and Payment	21-Mar-06	01-Aug-07		508,420	508,420
37Wtr Constructors (Water Division)	58633486	WESTERN SURETY COMPANY (WSC)	Village of Mount Horeb, WI	Performance and Payment	21-Mar-06	31-Jul-07		848,000	848,000
37Wtr Constructors (Water Division)	58633487	WESTERN SURETY COMPANY (WSC)	Charter Township of Grand Blanc	Performance, Payment & Maintenance	23-Mar-06	01-Jul-07		1,770,000	1,770,000
37Wtr Constructors (Water Division)	58637387	WESTERN SURETY COMPANY (WSC)	Glynn County Board of Commissioners	Performance and Payment	19-Apr-06	01-Apr-07		1,126,300	1,126,300
37Wtr Constructors (Water Division)	58637391	WESTERN SURETY COMPANY (WSC)	The City of Baytown, Texas	Performance and Payment	10-Mar-06	15-Jul-07		1,782,200	1,782,200
37Wtr Constructors (Water Division)	58637900	WESTERN SURETY COMPANY (WSC)	City of Big lake	Performance and Payment	22-Mar-06	31-Aug-07		1,691,000	1,691,000
37Wtr Constructors (Water Division)	81558697	FEDERAL INSURANCE COMPANY (FED)	Village of Calumet Park, IL	Performance and Payment	08-May-06	01-Aug-07		1,159,000	1,159,000
37Wtr Constructors (Water Division)	81558698	FEDERAL INSURANCE COMPANY (FED)	City of Park Rapids	Performance and Payment	25-Apr-06	01-Aug-07		815,250	815,250
37Wtr Constructors (Water Division)	81558699	FEDERAL INSURANCE COMPANY (FED)	Lincoln Water Commission	Performance and Payment	12-May-06	19-Nov-07		1,627,000	1,627,000
37Wtr Constructors (Water Division)	81558700	FEDERAL INSURANCE COMPANY (FED)	City of Mason City	Performance and Payment	09-May-06	23-Jun-07		1,391,000	1,391,000
37Wtr Constructors (Water Division)	81558701	FEDERAL INSURANCE COMPANY (FED)	Village of Poplar Grove, IL	Performance and Payment	17-May-06	01-Aug-07		634,500	634,500

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	81558712	FEDERAL INSURANCE COMPANY (FED)	Board of Public Works, East Longmeadow, MA	Performance and Payment	10-May-06	10-Dec-07		2,896,000	2,896,000
37Wtr Constructors (Water Division)	81558715	FEDERAL INSURANCE COMPANY (FED)	Town of Marion, Massachusetts	Performance and Payment	28-Jun-06	22-Dec-07		1,973,000	1,973,000
37Wtr Constructors (Water Division)	81558756	FEDERAL INSURANCE COMPANY (FED)	Jacobs Engineering as agent for Flint Hills Resources	Retention	23-Aug-04	23-Aug-06		264,008	264,008
37Wtr Constructors (Water Division)	81558762	FEDERAL INSURANCE COMPANY (FED)	City of Altoona, WI	Performance and Payment	13-Jan-05	30-Jul-06		1,085,000	1,085,000
37Wtr Constructors (Water Division)	81558773	FEDERAL INSURANCE COMPANY (FED)	City of Mound	Performance and Payment	13-May-05	01-Aug-06		739,080	739,080
37Wtr Constructors (Water Division)	81558774	FEDERAL INSURANCE COMPANY (FED)	Moecherville Water District, N.F.P.	Performance and Payment	16-Jun-05	31-Dec-06		741,400	741,400
37Wtr Constructors (Water Division)	81558779	FEDERAL INSURANCE COMPANY (FED)	Stonebrae L. P. and HSBC Realty Credit Corporation (USA)	Performance and Payment	31-Aug-05	31-Aug-06		1,893,875	1,893,875
37Wtr Constructors (Water Division)	81558780	FEDERAL INSURANCE COMPANY (FED)	Town of Smyrna	Performance and Payment	09-Sep-05	30-Dec-06		1,629,330	1,629,330
37Wtr Constructors (Water Division)	81558783	FEDERAL INSURANCE COMPANY (FED)	K. Hovnanian Companies of California, Inc.	Performance and Payment	20-Sep-05	02-Aug-06		2,001,378	2,001,378
37Wtr Constructors (Water Division)	81558784	FEDERAL INSURANCE COMPANY (FED)	The City of New Britain	Performance and Payment	19-Sep-05	01-May-07		1,882,771	1,882,771
37Wtr Constructors (Water Division)	81558785	FEDERAL INSURANCE COMPANY (FED)	Greene County Board of Supervisors	Performance and Payment	06-Oct-05	15-Dec-06		1,976,100	1,976,100
37Wtr Constructors (Water Division)	81558786	FEDERAL INSURANCE COMPANY (FED)	County of Stafford	Performance and Payment	28-Sep-05	15-Dec-06		1,793,000	1,793,000
37Wtr Constructors (Water Division)	81558790	FEDERAL INSURANCE COMPANY (FED)	City of Clinton, IL	Performance and Payment	12-Oct-05	01-Oct-06		1,034,000	1,034,000
37Wtr Constructors (Water Division)	81558791	FEDERAL INSURANCE COMPANY (FED)	Jurupa Community Services District	Performance and Payment	14-Oct-05	09-Aug-06		1,958,521	1,958,521
37Wtr Constructors (Water Division)	81558792	FEDERAL INSURANCE COMPANY (FED)	World Land Developers, LP	Performance and Payment	21-Oct-05	15-Sep-06		648,900	648,900
37Wtr Constructors (Water Division)	81558793	FEDERAL INSURANCE COMPANY (FED)	City of Lake Elmo	Performance and Payment	18-Oct-05	01-Aug-07		1,169,000	1,169,000
37Wtr Constructors (Water Division)	81558794	FEDERAL INSURANCE COMPANY (FED)	Hampshire West, LLC	Performance and Payment	31-Oct-05	30-Sep-06		2,986,480	2,986,480
37Wtr Constructors (Water Division)	81558795	FEDERAL INSURANCE COMPANY (FED)	Village of Montgomery, IL	Performance and Payment	03-Nov-05	15-Jun-07		1,839,000	1,839,000
37Wtr Constructors (Water Division)	81558797	FEDERAL INSURANCE COMPANY (FED)	Seacoast Utility Authority	Public	09-Nov-05	30-Jan-07		2,446,000	2,446,000
37Wtr Constructors (Water Division)	81558798	FEDERAL INSURANCE COMPANY (FED)	Village of Holly, MI	Performance and Payment	15-Nov-05	01-Dec-06		997,800	997,800
37Wtr Constructors (Water Division)	81558799	FEDERAL INSURANCE COMPANY (FED)	Aqua Ohio, Inc.	Performance and Payment	18-Nov-05	31-Dec-06		920,000	920,000
37Wtr Constructors (Water Division)	81558800	FEDERAL INSURANCE COMPANY (FED)	City of Bentonville	Performance and Payment	30-Nov-05	01-Jul-07		2,653,000	2,653,000
37Wtr Constructors (Water Division)	81558801	FEDERAL INSURANCE COMPANY (FED)	County Drain Commissioner, County Agency for the County of Oakland	Performance and Payment	12-Dec-05	30-Oct-06		1,830,000	1,830,000
37Wtr Constructors (Water Division)	81558802	FEDERAL INSURANCE COMPANY (FED)	Palmdale Water District	Performance and Payment	09-Dec-05	01-Oct-06		2,949,943	2,949,943
37Wtr Constructors (Water Division)	81558806	FEDERAL INSURANCE COMPANY (FED)	Syblon Reid	Performance and Payment	06-Jan-06	31-Mar-07		1,569,245	1,569,245
37Wtr Constructors (Water Division)	81558807	FEDERAL INSURANCE COMPANY (FED)	Boone Florence Water Commission	Performance and Payment	01-Feb-06	15-May-07		2,489,000	2,489,000
37Wtr Constructors (Water Division)	81558808	FEDERAL INSURANCE COMPANY (FED)	Voss Farms, LTD	Performance and Payment	17-Jan-06	12-Mar-07		839,333	839,333
37Wtr Constructors (Water Division)	81558809	FEDERAL INSURANCE COMPANY (FED)	The Board of Directors of County Sanitation District No. 2 of Los Angeles County, S	Performance and Payment	03-Feb-06	25-Aug-06		1,732,850	1,732,850
37Wtr Constructors (Water Division)	81558810	FEDERAL INSURANCE COMPANY (FED)	Town of Yadkinville	Performance and Payment	23-Jan-06	01-Mar-07		1,081,000	1,081,000
37Wtr Constructors (Water Division)	81558812	FEDERAL INSURANCE COMPANY (FED)	Town of Cary	Performance and Payment	17-Feb-06	25-Aug-07		2,283,000	2,283,000
37Wtr Constructors (Water Division)	81558813	FEDERAL INSURANCE COMPANY (FED)	City of Galesburg, MI	Performance and Payment	27-Feb-06	30-Sep-07		1,023,000	1,023,000
37Wtr Constructors (Water Division)	81558814	FEDERAL INSURANCE COMPANY (FED)	City of Anderson/ Electric City Utilities	Performance and Payment	28-Feb-06	26-Aug-07		2,417,000	2,417,000
37Wtr Constructors (Water Division)	81558815	FEDERAL INSURANCE COMPANY (FED)	Town of Moreau	Performance and Payment	07-Mar-06	31-Jul-07		1,636,000	1,636,000
37Wtr Constructors (Water Division)	81558857	FEDERAL INSURANCE COMPANY (FED)	Otter Creek Lake Utility District (Davis, IL)	Performance and Payment	22-Mar-06	01-Aug-07		617,300	617,300
37Wtr Constructors (Water Division)	81558858	FEDERAL INSURANCE COMPANY (FED)	The Connecticut Water Company	Performance and Payment	29-Mar-06	30-Jun-07		1,320,000	1,320,000

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	69688524N01	WESTERN SURETY COMPANY (WSC)	Julie Davis	Public	28-Mar-04	28-Mar-08		15,000	15,000
37Wtr Constructors (Water Division)	CMS215357	RLI INSURANCE COMPANY (RLI)	City of Rochelle, IL	Warranty	12-Nov-04	12-Nov-07		44,890	44,890
37Wtr Constructors (Water Division)	CMS215367	RLI INSURANCE COMPANY (RLI)	Kalamazoo County	License/Permit	26-Jul-04	26-Jul-06		1,700	1,700
37Wtr Constructors (Water Division)	CMS226304	RLI INSURANCE COMPANY (RLI)	MARYLAND STATE HIGHWAY ADMINISTRATION — KENT COUNTY	License/Permit	01-Jul-05	30-Jun-07		300,000	300,000
37Wtr Constructors (Water Division)	CMS226305	RLI INSURANCE COMPANY (RLI)	Knickerbocker Properties, LLC	Maintenance	20-Dec-04	20-Dec-07		32,672	32,672
37Wtr Constructors (Water Division)	CMS226305	RLI INSURANCE COMPANY (RLI)	Knickerbocker Properties, LLC	Performance and Payment	02-Feb-04	20-Dec-07		653,400	653,400
37Wtr Constructors (Water Division)	CMS226308	RLI INSURANCE COMPANY (RLI)	Mahoning County Engineer	License/Permit	20-Jul-05	20-Jul-06		10,000	10,000
37Wtr Constructors (Water Division)	CMS226330	RLI INSURANCE COMPANY (RLI)	Calvert County Deparment of Public Works	Performance	17-Apr-06	17-Apr-07		136,802	136,802
37Wtr Constructors (Water Division)	CMS226331	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Project Management	Performance	01-Jun-06	01-Jun-07		102,175	102,175
37Wtr Constructors (Water Division)	K07443936	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	STATE OF NEVADA	License/Permit	15-Nov-03	15-Nov-08		20,000	20,000
37Wtr Constructors (Water Division)	K07443985	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Road Commission for Oakland County	License/Permit	24-May-06	24-May-07		2,000	2,000
37Wtr Constructors (Water Division)	K07444060	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	City of Fergus Falls	Performance and Payment	15-Jun-06	15-Sep-07		1,518,000	1,518,000
37Wtr Constructors (Water Division)	K07444126	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Kalamazoo County Drain Commission	License/Permit	01-Jan-06	01-Jan-07		6,250	6,250
37Wtr Constructors (Water Division)	KG6368	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois, Secretary of State	Public	24-Apr-03	24-Apr-07		5,000	5,000
37Wtr Constructors (Water Division)	ST2879	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Town of Wake Forest, N.C.	Court	07-Jun-02	07-Jun-07		72,000	72,000
37Wtr Constructors (Water Division)	ST2928	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois	Public	27-Aug-02	27-Aug-06		5,000	5,000
37Wtr Constructors (Water Division)	ST2948	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Village of Shorewood	Warranty	13-Nov-03	13-Nov-06		48,525	48,525
37Wtr Constructors (Water Division)	SY2682	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Charter Township of White Lake	Maintenance	01-Jul-05	01-Jul-07		1,084,370	1,084,370
37Wtr Constructors (Water Division)	SY2687	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	El Dorado Irrigation Dist	Performance and Payment	05-Jun-03	30-Jun-06		1,646,000	1,646,000
37Wtr Constructors (Water Division)	TB6388	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Inver Grove Heights	Performance and Payment	09-Oct-03	15-Jun-07		2,248,000	2,248,000
37Wtr Constructors (Water Division)	TB6389	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Dillingham-Ray Wilson	Court	09-Oct-03	09-Oct-06		261,721	261,721
37Wtr Constructors (Water Division)	TB6441	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Town of Westerly, Rhode Island	Performance and Payment	30-Jan-04	01-Sep-06		1,590,000	1,590,000
37Wtr Constructors (Water Division)	TB6456	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Valero Refining	Retention	10-Mar-04	10-Mar-07		142,766	142,766
37Wtr Constructors (Water Division)	TB6462	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois. Secretary of State	Public	13-Apr-04	13-Apr-08		5,000	5,000
37Wtr Constructors (Water Division)	TB6478	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Intercontinental Terminals Company	Retention	31-Mar-04	31-Mar-07		218,064	218,064
37Wtr Constructors (Water Division)	TD8645	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Sioux Falls	Performance and Payment	02-Aug-04	15-Jul-06		2,128,200	2,128,200
37Wtr Constructors (Water Division)	TD8647	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Village of Algonquin, IL	Performance and Payment	11-Aug-04	11-Aug-06		1,242,700	1,242,700
37Wtr Constructors (Water Division)	TD8648	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	EVANSDALE WATERWORKS BOARD OF TRUSTEES	Maintenance	16-Aug-04	16-Aug-06		1,162,989	1,162,989
37Wtr Constructors (Water Division)	TD8659	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	New York State Office of General Services	Performance and Payment	16-Sep-04	30-Jun-06		1,032,300	1,032,300
37Wtr Constructors (Water Division)	TD8662	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Charter Township of Independence	Maintenance	30-Oct-05	30-Oct-07		1,670,000	1,670,000
37Wtr Constructors (Water Division)	TD8665	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Ripon	Performance and Payment	27-Sep-04	31-Dec-06		7,649,000	7,649,000

Sub-total									194,051,462

39 CBI (Delaware)	1062797	Washington International	US Customs Service	Custom	18-Jun-02	18-Jun-07		50,000	50,000
39 CBI (Delaware)	58618532	WESTERN SURETY COMPANY (WSC)	Jesse White, Secretary of State, Index Dept.	Public	17-Aug-04	03-Oct-08		5,000	5,000

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
39 CBI (Delaware)	58618533	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	29-Sep-03	29-Sep-06		10,000	10,000
39 CBI (Delaware)	58618542	WESTERN SURETY COMPANY (WSC)	State of Iowa, Division of Labor	License/Permit	09-Oct-02	09-Oct-06		50,000	50,000
39 CBI (Delaware)	58618595	WESTERN SURETY COMPANY (WSC)	State of Arizona, Registrar of Contractors	License/Permit	22-Jan-03	22-Jan-07		40,000	40,000
39 CBI (Delaware)	58618596	WESTERN SURETY COMPANY (WSC)	State of Washington Department of Labor and Indust	License/Permit	22-Jan-03	22-Jan-07		12,000	12,000
39 CBI (Delaware)	58618597	WESTERN SURETY COMPANY (WSC)	State Revenue Commissioner of the State of Georgia	Tax	31-Dec-02	01-Jan-07		5,000	5,000
39 CBI (Delaware)	CMS215359	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	07-Feb-02	07-Feb-07		15,000	15,000
39 CBI (Delaware)	CMS215359	RLI INSURANCE COMPANY (RLI)	Oregon Construction Contractor’s Board	License/Permit	07-Feb-03	07-Feb-07		15,000	15,000
39 CBI (Delaware)	CMS215363	RLI INSURANCE COMPANY (RLI)	State of Arizona Department of Revenue	License/Permit	30-Jun-02	30-Jun-07		102,000	102,000
39 CBI (Delaware)	K07443948	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Village of Plainfield, IL	License/Permit	16-May-06	16-May-07		10,000	10,000
39 CBI (Delaware)	TD8638	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois, Jesse White, Secretary of State	Public	20-Aug-04	20-Aug-08		5,000	5,000

Sub-total									319,000

41 Morse Construction	CMS226327	RLI INSURANCE COMPANY (RLI)	Pacific Energy Group, LLC	Retention	06-Jan-06	06-Jan-07		599,660	599,660
41 Morse Construction	CMS215362	RLI INSURANCE COMPANY (RLI)	State of Nevada	License/Permit	11-Jul-02	01-Jun-07		50,000	50,000
41 Morse Construction	CMS215361	RLI INSURANCE COMPANY (RLI)	State of Nevada Department of Taxation	License/Permit	08-Nov-02	01-Apr-07		2,500	2,500
41 Morse Construction	81558864	FEDERAL INSURANCE COMPANY (FED)	Vue du Lac, LLC	Performance and Payment	24-Mar-06	15-Sep-06		672,138	672,138
41 Morse Construction	81558859	FEDERAL INSURANCE COMPANY (FED)	Brutoco Engineering & Construction	Performance and Payment	06-Mar-06	31-Dec-06		890,104	890,104
41 Morse Construction	81558811	FEDERAL INSURANCE COMPANY (FED)	Kaweah Construction Co.	Performance and Payment	04-Jan-06	04-Jan-07		195,757	195,757
41 Morse Construction	81558696	FEDERAL INSURANCE COMPANY (FED)	Whitworth Water District #2	Performance and Payment	24-Apr-06	31-Jan-07		1,149,135	1,149,135
41 Morse Construction	58637382	WESTERN SURETY COMPANY (WSC)	City of Monroe	Performance and Payment	04-Apr-06	31-Dec-06		1,172,885	1,172,885
41 Morse Construction	58633465	WESTERN SURETY COMPANY (WSC)	State of Oregon	License/Permit	13-May-02	16-May-08		15,000	15,000
41 Morse Construction	58633464	WESTERN SURETY COMPANY (WSC)	Oregon Construction Contractor’s Board	License/Permit	17-Feb-06	17-Feb-07		30,000	30,000
41 Morse Construction	58633441	WESTERN SURETY COMPANY (WSC)	City of Tualatin, Oregon	Performance and Payment	18-Nov-05	31-Dec-06		5,984,102	5,984,102
41 Morse Construction	58629035	WESTERN SURETY COMPANY (WSC)	Lakewood Water District	Performance and Payment	23-Jun-05	01-Aug-06		2,036,000	2,036,000
41 Morse Construction	58629034	WESTERN SURETY COMPANY (WSC)	Pacific Mechanical Corporation	Performance and Payment	29-Apr-05	01-Oct-06		2,572,000	2,572,000
41 Morse Construction	58627869	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	27-Feb-02	27-Feb-07		10,000	10,000
41 Morse Construction	58627868	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	27-Feb-02	27-Feb-07		7,500	7,500
41 Morse Construction	58627867	WESTERN SURETY COMPANY (WSC)	State of Washington Department of Labor & Industri	License/Permit	04-Feb-02	04-Feb-07		12,000	12,000
41 Morse Construction	58627866	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	27-Feb-02	27-Feb-07		10,000	10,000
41 Morse Construction	58618531	WESTERN SURETY COMPANY (WSC)	State of Wyoming Dept. of Employment	Warranty	16-Aug-04	18-Aug-06		16,000	16,000
40 CBI Services	58618536	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	31-Aug-02	31-Aug-06		5,000	5,000
40 CBI Services	58618603	WESTERN SURETY COMPANY (WSC)	Operating Engineers Local 825 Service Fund	Performance	10-Jan-00	10-Jan-07		25,000	25,000
40 CBI Services	TB6420	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Woodhaven Village, Inc.	Performance	10-Dec-03	30-Jun-06		2,154,000	2,154,000
40 CBI Services	TB6368	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Stafford Twp. Water & Sewer Utility Dept.	Maintenance	25-Aug-03	30-Mar-07		98,672	98,672
40 CBI Services	K07443912	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Hitachi America Ltd.	Maintenance	01-May-06	01-May-09		10,000	10,000

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
40 CBI Services	K07443821	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	State of Nebraska	License/Permit	24-Apr-06	24-Apr-07		47,000	47,000
40 CBI Services	K07231684	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	LG Constructors, Inc	Performance and Payment	27-Jun-06	01-May-08		693,788	693,788
40 CBI Services	CMS226313	RLI INSURANCE COMPANY (RLI)	Missouri Depart of Revenue, Tax Admin Bureau	Wage and Welfare	01-Oct-05	01-Oct-06		25,000	25,000
40 CBI Services	CMS226311	RLI INSURANCE COMPANY (RLI)	Structural Steel and Bridge Painters Local Union 806	Wage and Welfare	20-Sep-05	19-Sep-06		25,000	25,000
40 CBI Services	CMS226307	RLI INSURANCE COMPANY (RLI)	I.U.O.E. Local 520	Wage and Welfare	11-Jul-05	11-Jul-06		20,000	20,000
40 CBI Services	CMS226303	RLI INSURANCE COMPANY (RLI)	Iron Workers Locals 40,361, & 417 Union	Welfare	04-Jul-05	04-Jul-08		30,000	30,000
40 CBI Services	CMS226302	RLI INSURANCE COMPANY (RLI)	Local 282 Welfare, Pension, Annuity,	Welfare	04-Jul-05	04-Jul-06		10,000	10,000
40 CBI Services	CMS226301	RLI INSURANCE COMPANY (RLI)	United Association Local Union 322	Wage and Welfare	17-Aug-05	17-Aug-06		200,000	200,000
40 CBI Services	CMS215368	RLI INSURANCE COMPANY (RLI)	State of Arizona	License/Permit	27-Jul-98	27-Jul-06		40,000	40,000
40 CBI Services	CMS215364	RLI INSURANCE COMPANY (RLI)	State of California	Wage and Welfare	16-Jul-02	16-Jul-06		220,000	220,000
40 CBI Services	CMS215358	RLI INSURANCE COMPANY (RLI)	State of Arkansas — Contractors Licensing Board	License/Permit	30-Apr-05	30-Apr-07		10,000	10,000
40 CBI Services	81558804	FEDERAL INSURANCE COMPANY (FED)	Kiewit Pacific Company	Performance and Payment	12-Dec-05	01-Sep-06		501,995	501,995
40 CBI Services	81558702	FEDERAL INSURANCE COMPANY (FED)	Caterpillar Trail Public Water District (E. Peoria, IL)	Performance and Payment	17-May-06	30-Aug-07		1,135,000	1,135,000
40 CBI Services	58633476	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	17-Jun-04	17-Jun-09		12,000	12,000
40 CBI Services	58633475	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	17-Jun-99	17-Jun-09		12,000	12,000
40 CBI Services	58633474	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	13-Mar-99	13-Mar-09		10,000	10,000
40 CBI Services	58633451	WESTERN SURETY COMPANY (WSC)	Painters District #58 Remittance Report	Wage and Welfare	11-Jan-06	11-Jan-07		15,000	15,000
40 CBI Services	58629046	WESTERN SURETY COMPANY (WSC)	New York State Office of General Services	Performance and Payment	01-Aug-05	31-Dec-06		3,120,000	3,120,000
40 CBI Services	58627876	WESTERN SURETY COMPANY (WSC)	Iron Workers’ Local No. 25 Fringe Benefit Funds	Wage and Welfare	17-Mar-05	17-Mar-07		25,000	25,000
40 CBI Services	58627870	WESTERN SURETY COMPANY (WSC)	State of Oregon Construction Contractors Board	License/Permit	26-Mar-02	26-Mar-07		15,000	15,000
40 CBI Services	58627865	WESTERN SURETY COMPANY (WSC)	International Assoc. of Heat & Frost Insulators & Asbestos Workers	Wage and Welfare	01-Mar-05	01-Mar-07		100,000	100,000
40 CBI Services	58627864	WESTERN SURETY COMPANY (WSC)	Nevada Department of Taxation	Tax	01-Jan-04	01-Jan-07		100	100
40 CBI Services	58627863	WESTERN SURETY COMPANY (WSC)	Laborers Union Local #731	Wage and Welfare	08-Nov-03	01-Mar-07		25,000	25,000
40 CBI Services	58627862	WESTERN SURETY COMPANY (WSC)	Twin City Iron Workers Fringe Benefits Funds	Wage and Welfare	27-Jan-03	27-Jan-07		25,000	25,000
40 CBI Services	58627861	WESTERN SURETY COMPANY (WSC)	Carpenters Health & Welfare Fund of Philadelphia a	Wage and Welfare	01-May-02	01-May-07		50,000	50,000
40 CBI Services	58618616	WESTERN SURETY COMPANY (WSC)	State of Connecticut	License/Permit	19-Oct-04	08-Feb-07		4,039,750	4,039,750
40 CBI Services	58618605	WESTERN SURETY COMPANY (WSC)	Township of Long Beach	Maintenance	04-Oct-04	04-Oct-06		91,700	91,700
40 CBI Services	58618558	WESTERN SURETY COMPANY (WSC)	Iowa Division of Labor	Labor	01-Nov-04	01-Nov-06		65,000	65,000

Sub-total									28,280,786

92 Howe Baker Engineers	TB6406	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		848,548	848,548
92 Howe Baker Engineers	TB6407	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		342,042	342,042
92 Howe Baker Engineers	TB6417	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Block 5025 County of Gloucester	Court	05-Dec-03	05-Dec-06		75,228	75,228
92 Howe Baker Engineers	TB6416	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		500,477	500,477
92 Howe Baker Engineers	TB6415	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		674,725	674,725

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
92 Howe Baker Engineers	TB6414	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		243,116	243,116
92 Howe Baker Engineers	TB6413	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		1,907,984	1,907,984
92 Howe Baker Engineers	TB6412	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		6,094,662	6,094,662
92 Howe Baker Engineers	TB6411	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		393,667	393,667
92 Howe Baker Engineers	TB6410	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		559,895	559,895
92 Howe Baker Engineers	TB6408	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		164,513	164,513
92 Howe Baker Engineers	CMS226300	RLI INSURANCE COMPANY (RLI)	Construction Industries Baord, State of Oklahoma	License/Permit	17-Aug-04	17-Aug-06		5,000	5,000
92 Howe Baker Engineers	CMS215369	RLI INSURANCE COMPANY (RLI)	Construction Industries Board, State of Oklahoma	License/Permit	17-Aug-04	17-Aug-06		5,000	5,000
92 Howe Baker Engineers	CMS215355	RLI INSURANCE COMPANY (RLI)	State of Wyoming	License/Permit	31-Mar-05	31-Mar-07		776,311	776,311
92 Howe Baker Engineers	58627879	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	16-Apr-02	16-Apr-07		12,000	12,000
92 Howe Baker Engineers	58627878	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Mar-02	11-Mar-07		7,500	7,500
92 Howe Baker Engineers	58627877	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Mar-02	11-Mar-07		10,000	10,000
92 Howe Baker Engineers	58618539	WESTERN SURETY COMPANY (WSC)	NEW CENTURY FINANCIAL	Court	14-Sep-04	14-Sep-06		82,624	82,624

Sub-total									12,703,292

33 A & B Builders, Ltd	CMS215356	RLI INSURANCE COMPANY (RLI)	State of Wyoming	License/Permit	31-Mar-05	31-Mar-07		776,311	776,311
33 A & B Builders, Ltd	CMS226317	RLI INSURANCE COMPANY (RLI)	City of Beaumont	License/Permit	13-Sep-05	13-Sep-06		15,000	15,000
33 A & B Builders, Ltd	CMS226306	RLI INSURANCE COMPANY (RLI)	State of Wyoming	Payment	01-Apr-05	01-Feb-07		12,000	12,000
33 A & B Builders, Ltd	CMS226310	RLI INSURANCE COMPANY (RLI)	State of Louisiana	Tax	01-Aug-05	01-Aug-06		5,893,247	5,893,247

Sub-total									6,696,557

93 Matrix Engineering Ltd	TB6422	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	J V Industrial MOB 1177	Court	08-Dec-03	08-Dec-06		783,129	783,129
93 Matrix Engineering Ltd	15690166	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	20-Aug-04	20-Aug-08		10,000	10,000
93 Matrix Engineering Ltd	15690167	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	01-Aug-04	01-Aug-07		10,000	10,000
93 Matrix Engineering Ltd	CMS226309	RLI INSURANCE COMPANY (RLI)	State of Louisiana — Dept of Revenue	Tax	01-Aug-05	01-Aug-06		11,901,472	11,901,472

Sub-total									12,704,601

44 CBI Venezolana	6240	Vzlano de Credito	Petrolera Zuata,Petrozuata,S.A.	Labor	23-Jul-03	23-Jul-07	VZB	14,711,548	6,847
44 CBI Venezolana	6241	Vzlano de Credito	Petrolera Zuata , Petrozuata,C.A.	Labor	23-Jul-03	23-Jul-07		14,242	14,242
44 CBI Venezolana	6242	Vzlano de Credito	Petrolera Zuata, Petrozuata,C.A.	Performance	23-Jul-03	23-Jul-06	VZB	14,711,548	6,847
44 CBI Venezolana	7297	Vzlano de Credito	Sincrudos de Oriente SINCOR	Labor	19-Aug-04	26-Apr-06	VZB	36,880,504	17,164
44 CBI Venezolana	7300	Vzlano de Credito	Sincrudos de Oriente SINCOR	Performance	19-Aug-04	31-Mar-06		44,321	44,321
44 CBI Venezolana	8028	Vzlano de Credito	Orifuels Sinovensa	Performance	26-Oct-04	31-Dec-06	VZB	2,999,804,884	1,396,109
44 CBI Venezolana	8032	Vzlano de Credito	Orifuels Sinovensa	Labor	26-Oct-04	31-Dec-06	VZB	862,303,704	401,316
44 CBI Venezolana	8077	Vzlano de Credito	Cristallex International	Payment	21-Jul-05	21-Jul-06	VZB	654,277,151	304,501

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
44 CBI Venezolana	8128	Vzlano de Credito	Petrozuata	Payment	07-Sep-05	07-Sep-06	VZB	1,547,999,818	720,439
44 CBI Venezolana	8142	Vzlano de Credito	Petrozuata	Labor	07-Sep-05	07-Sep-06	VZB	774,000,339	360,220
44 CBI Venezolana	8143	Vzlano de Credito	Petrolera Zuata Petrozuata	Performance	14-Sep-05	14-Sep-06		74,936	74,936
44 CBI Venezolana	8144	Vzlano de Credito	Petrozuata	Performance	07-Sep-05	07-Sep-06	VZB	612,887,939	285,238
44 CBI Venezolana	8158	Vzlano de Credito	Orifuels Sinovensa	Performance	19-Sep-05	19-Sep-06		45,810	45,810
44 CBI Venezolana	8159	Vzlano de Credito	Orifuels Sinovensa	Performance	19-Sep-05	19-Sep-06	VZB	48,510,573	22,577
44 CBI Venezolana	8165	Vzlano de Credito	Orifuels Sinovensa	Labor	21-Sep-05	21-Sep-06	VZB	24,255,286	11,288
44 CBI Venezolana	8177	Vzlano de Credito	Orifuels Sinovensa	Labor	30-Sep-05	30-Sep-06	VZB	92,931,600	43,250
44 CBI Venezolana	8178	Vzlano de Credito	Orifuels Sinovensa	Performance	30-Sep-05	30-Sep-06	VZB	185,861,050	86,500
44 CBI Venezolana	8186	Vzlano de Credito	PDVSA Petroleo	Performance	03-Oct-05	03-Oct-06	VZB	1,095,123,542	509,670
44 CBI Venezolana	8187	Vzlano de Credito	PDVSA Petroleo	Labor	03-Oct-05	03-Oct-06	VZB	519,926,069	241,974
44 CBI Venezolana	8193	Vzlano de Credito	Orifuels Sinovensa	Payment	06-Oct-05	06-Oct-06	VZB	111,737,865	52,003
44 CBI Venezolana	8494	Vzlano de Credito		Performance	01-Jun-06	01-Dec-06	VZB	5,000,000	2,327
44 CBI Venezolana	8306	Vzlano de Credito	PDVSA	Advance	04-Jan-06	04-Jan-07	VZB	1,314,148,250	611,605
44 CBI Venezolana	7301	Vzlano de Credito	Sincrudos de Oriente SINCOR	Performance	19-Aug-04	31-Dec-06	VZB	52,391,788	24,383
44 CBI Venezolana	6249	Vzlano de Credito		Performance	30-Jul-03	30-Jul-07		20,009	20,009
44 CBI Venezolana	2203218	Seguros Caracas	PDVSA	Performance	08-Oct-01	30-Aug-06	VZB	869,000,085	404,433
44 CBI Venezolana	2203219	Seguros Caracas	PDVSA	Labor	08-Oct-01	30-Aug-06	VZB	347,897,928	161,912
44 CBI Venezolana	01-16-100820	Seguros Mercantil	Aduana de Guanta	Labor	27-Nov-02	30-Aug-06	VZB	6,850,701	3,188
44 CBI Venezolana	01-16-101637	Seguros Mercantil	Petrolera Zuata, Petrozuata,C.A.	Labor	19-Jun-03	30-Aug-06	VZB	12,701,656	5,911
44 CBI Venezolana	01-16-100780	Seguros Mercantil	SINCOR	Labor	06-Nov-02	30-Aug-06	VZB	64,134,000	29,848
44 CBI Venezolana	01-16-105380	Seguros Mercantil	Fiel Cumplenelecira	Performance	14-Dec-04	31-Aug-06	VZB	216,087,278	100,567
44 CBI Venezolana	01-16-104008	Seguros Mercantil	INELECTRA	Performance	17-May-04	17-May-06	VZB	104,214,118	48,501
44 CBI Venezolana	01-16-105385	Seguros Mercantil	INELECTRA	Performance	14-Dec-04	31-Aug-06	VZB	155,582,840	72,408
44 CBI Venezolana	01-16-104011	Seguros Mercantil	INELECTRA	Performance	17-May-04	17-May-06	VZB	104,214,118	48,501
44 CBI Venezolana	01-16-104012	Seguros Mercantil	INELECTRA	Labor	17-May-04	17-May-07	VZB	169,211,848	78,751
44 CBI Venezolana	01-16-104056	Seguros Mercantil	Operadora Cerro Negro	Payment	21-May-04	21-May-06	VZB	200,855,232	93,478
44 CBI Venezolana	01-16-104058	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	21-May-06	VZB	200,855,232	93,478
44 CBI Venezolana	01-16-104059	Seguros Mercantil	Operadora Cerro Negro	Payment	21-May-04	21-May-06		105,388	105,388
44 CBI Venezolana	01-16-104060	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	21-May-06		105,388	105,388
44 CBI Venezolana	01-16-104295	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jul-06	VZB	263,922,755	122,830
44 CBI Venezolana	01-16-104296	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jul-06		112,838	112,838
44 CBI Venezolana	01-16-104297	Seguros Mercantil	Petrolera Ameriven	Labor	01-Jul-04	01-Sep-07	VZB	131,961,377	61,415
44 CBI Venezolana	01-16-104526	Seguros Mercantil	JANTESA, S. A.	Performance	04-Aug-04	05-Jul-06	VZB	223,872,768	104,190
44 CBI Venezolana	01-16-104527	Seguros Mercantil	JANTESA, S. A.	Labor	04-Aug-04	04-Oct-06	VZB	111,936,384	52,095

Surety Bonds as of 6/30/06

								Value in Issued	USD or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
44 CBI Venezolana	01-16-105384	Seguros Mercantil	Aduana de Guanta	Tax	14-Nov-04	14-Dec-06	VZB	182,543,296	84,956
44 CBI Venezolana	01-16-105415	Seguros Mercantil	Aduana de Guanta	Tax	14-Dec-04	14-Dec-06	VZB	96,661,440	44,986
44 CBI Venezolana	01-16-105671	Seguros Mercantil	Aduana de Guanta	Tax	16-Feb-05	15-Dec-06	VZB	106,654,021	49,637
44 CBI Venezolana	8044	Vzlano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Oct-06	VZB	164,471,447	76,545
44 CBI Venezolana	8045	Vzlano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Oct-06		34,239	34,239
44 CBI Venezolana	8043	Vzlano de Credito	Operadora Cerro Negro	Labor	28-Jun-05	31-Dec-06	VZB	82,235,724	38,273
44 CBI Venezolana	32-47439	Seguros Mercantil	PDVSA	Performance	15-Aug-01	15-Aug-06	VZB	220,216,493	102,489
44 CBI Venezolana	01-16-104097	Seguros Mercantil	Operadora Cerro Negro	Performance	26-Jul-04	28-May-07	VZB	100,427,616	46,739
44 CBI Venezolana	01-16-104230	Seguros Mercantil	Petrolera Ameriven	Performance	22-Jun-04	22-Jun-07	VZB	263,922,755	122,830
44 CBI Venezolana	01-16-101635	Seguros Mercantil	Petrozuata	Performance	19-Jun-03	19-Jun-07	VZB	110,299,404	51,333
44 CBI Venezolana	01-16-104943	Seguros Mercantil	Operadora Cerro Negro	Performance	15-Apr-05	15-Apr-07	VZB	30,913,155	14,387
44 CBI Venezolana	35-16-100099	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07	VZB	651,277,127	303,104
44 CBI Venezolana	35-16-100100	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07	VZB	181,955,155	84,682
44 CBI Venezolana	01-16-105944	Seguros Mercantil	Operadora Cerro Negro	Performance	15-Apr-05	15-Apr-07		29,730	29,730
44 CBI Venezolana	35-16-100097	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07		356,785	356,785
44 CBI Venezolana	35-16-100098	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07		51,832	51,832
44 CBI Venezolana	8321	Vzlano de Credito	PDVSA	Performance	25-Jan-06	01-Jul-07	VZB	1,338,935,910	623,141
44 CBI Venezolana	8322	Vzlano de Credito	PDVSA	Performance	25-Jan-06	01-Jul-07	VZB	537,585,579	250,192

Sub-total									9,474,576

42 CBI Americas Limited	83036590	FEDERAL INSURANCE COMPANY (FED)	Estado Libre Asociado de Puerto Rico	License/Permit	04-Oct-05	04-Oct-06		12,125	12,125

Sub-total									12,125

45 Central Trading Company Ltd	TB6436	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Commonwealth Construction Canada LTD	Maintenance	25-Jan-04	25-Jul-06		443,134	443,134

Sub-total									443,134

20 CBI Company Ltd	83036024	FEDERAL INSURANCE COMPANY (FED)	Common Wealth of Puerto Rico, Department of Treasurery	Tax	08-Apr-05	14-Apr-07		30,000	30,000
20 CBI Company Ltd	TB6438	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Commonwealth Construction Canada, Ltd	Maintenance	25-Jan-04	19-Aug-06		134,867	134,867

Sub-total									164,867

60 CBI Philippines Inc	G(13)-000001612	Petrogen Insurance	Petron Corporation	Performance	05-Jul-05	30-Oct-06	PHP	28,378	28,378

Sub-total									28,378

TOTAL									312,125,424